UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05410

Voya Prime Rate Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: February 28, 2021

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Voya Investment Management

Annual Report

February 28, 2021

Voya Prime Rate Trust

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Trust's annual and semi-annual shareholder reports, like this annual shareholder report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds' website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from the Trust electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the Trust know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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Voya Prime Rate Trust

ANNUAL REPORT

February 28, 2021

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Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT

Dear Shareholders:

Voya Prime Rate Trust* (the "Trust") is a diversified, closed-end management investment company that seeks to provide investors with as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets, plus borrowings for investment purposes, in U.S. dollar-denominated floating rate secured senior loans.

PORTFOLIO CHARACTERISTICS AS OF FEBRUARY 28, 2021
Net Assets	$605,535,284
Total Assets	$650,372,781
Assets Invested in Senior Loans	$582,435,678
Senior Loans Represented	395
Average Amount Outstanding per Loan	$1,474,521
Industries Represented	40
Average Loan Amount per Industry	$14,560,892
Portfolio Turnover Rate (YTD)	56%
Weighted Average Days to Interest Rate Reset	36
Average Loan Final Maturity	56 months
Total Leverage as a Percentage of Total Assets	3.47%

PERFORMANCE SUMMARY

The Trust declared $0.04 of dividends during the fourth fiscal quarter and $0.18 during the year ended February 28, 2021. Based on the average month-end net asset value ("NAV") per share of $4.91 for the fourth fiscal quarter and $4.75 for the year, the annualized distribution rate(1) was 3.26% for the fourth fiscal quarter and 3.89% for the year. The Trust's total return for the fourth fiscal quarter, based on NAV(4), was 3.17%(2) versus a total gross return on the S&P/LSTA Leveraged Loan Index (the "Index")(3) of 3.15% for the same quarter. For the year ended February 28, 2021, the Trust's total return, based on NAV(4), was -2.14%(2), versus a total return on the Index of 5.78%. The total market value return(5) for the Trust's Common Shares during the fourth fiscal quarter was 4.49% and for the year ended February 28, 2021 was -1.59%.

(1)  The distribution rate is calculated by annualizing dividends and distributions declared during the period using the 30/360 convention and dividing the resulting annualized dividend by the Trust's average net asset value (in the case of NAV) or the average month-end NYSE Composite closing price (in the case of market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate includes distributions from net investment income and return of capital, but does not include capital gains or losses.

(2)  Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by Voya Investments, LLC. Had all fees and expenses been considered, the total returns would have been lower.

(3)  The Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's ("S&P") and the Loan Syndications and Trading Association ("LSTA") conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. The Index is not subject to any fees or expenses. An investor cannot invest directly in an index.

(4)  Total investment return at NAV has been calculated assuming a purchase at NAV at the beginning of each period and a sale at NAV at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Trust's dividend reinvestment plan.

(5)  Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Trust's dividend reinvestment plan.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

Market Review: The Trust's fiscal period started in unprecedented fashion, as the loan market experienced its second worst performing month on record in March 2020 (-12.37%). During this timeframe, the lockdown response to the COVID-19 pandemic, together with a price war in the energy commodity markets, created a rapidly moving contagion across broad markets, leading to outsized losses in virtually all major risk asset classes, loans included. From April onwards, investor sentiment was buoyed initially by robust fiscal and monetary support, and subsequently, by positive news on vaccine development, regional business re-openings and expectations of a broad-based related economic recovery into 2021. Altogether, the Index returned 5.78% during the Trust's fiscal year, which, based on over twenty years of historical market returns, presents an air of normality, in our view. When diving into the details of the performance period journey, it becomes clear that it was anything but. For context, the average bid price of the Index ended the fiscal year at 97.78, 260 basis points (2.60%) higher than the period ended February 29, 2020, but more than 20 points higher from the low-water mark of 76.26 experienced on March 23, 2020 at the apex of the widespread uncertainty.

The loan market's technical equation came under pressure during the market drawdown and early phase of the subsequent recovery but recovered in the back-half of the fiscal year. Starting with supply, new-issue activity ramped up in September and maintained a busy pace through the end of the period, averaging roughly $39 billion of new institutional issuance per month. In total, loan arrangers syndicated $311 billion of new paper for the fiscal period, a respectable amount, in our view, considering that the COVID-19-induced volatility experienced in the early part of the period virtually cratered primary market activity. On the demand side, investor interest in the asset class improved in line with the recovery in both the macro and loan market backdrop. Collateralized loan obligation ("CLO") origination picked up in late summer in tandem with stronger supply volumes, as well as tighter liability spreads that were underpinned by the improvement in secondary prices and diminishing fears over repeated waves of credit ratings downgrades. Total CLO issuance amounted to slightly under $100 billion during the period. Meanwhile, retail fund flow activity spent most of the period in negative territory, as evidenced by a $16.5 billion aggregate in redemptions during the fiscal timeframe; however, it's worth noting the last three months saw meaningful inflow activities within the retail segment of the asset class, largely a function of a rise in long-term rates and changes in inflation expectations.

While all ratings cohorts were in the black for the one-year period, lower-rated loans fared considerably better. CCC-rated loans were the standout performers with an outsized gain of 11.01%, followed by single-B- and BB-rated loans, which returned 6.16% and 2.95%, respectively. The outperformance of

TOP TEN LOAN ISSUERS
AS OF FEBRUARY 28, 2021
AS A PERCENTAGE OF:

	TOTAL ASSETS	NET ASSETS
Asurion, LLC	1.5%	1.4%
Altice France S.A.	0.9%	0.9%
Caesars Resort Collection	0.9%	0.9%
Peer Holding	0.9%	0.9%
Calpine Corporation	0.8%	0.9%
Flex Acquisition Company, Inc.	0.8%	0.8%
Sedgwick Claims Management Services, Inc.	0.8%	0.8%
Nexstar Broadcasting, Inc.	0.7%	0.8%
Brookfield Property REIT Inc.	0.7%	0.8%
Bausch Health Companies, Inc.	0.6%	0.7%

TOP TEN INDUSTRIES
AS OF FEBRUARY 28, 2021
AS A PERCENTAGE OF:

	TOTAL ASSETS	NET ASSETS
Electronics/Electrical	11.6%	12.4%
Business Equipment & Services	9.3%	9.9%
Health Care	7.6%	8.1%
Telecommunications	6.5%	7.0%
Insurance	5.4%	5.8%
Radio & Television	4.4%	4.8%
Lodging & Casinos	4.1%	4.4%
Containers & Glass Products	3.8%	4.1%
Automotive	3.2%	3.4%
Building & Development	3.1%	3.4%

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

lower-quality, particularly CCC-rated loans, is largely related to the strong technical retracement that began to take root at the onset of the initial recovery in April. However, it's important in our view to highlight that many issuers within this cohort began the year in single-B-rated loans territory and subsequently fell into the CCC-rated loans bucket due to aggressive rating agency downgrades. In fact, a large segment of the COVID-19-related issuers fell into this category. As a result, we believe CCC-rated loans in many ways were positioned to benefit the most from any sort of strong technical tailwind that would emanate from an improving vaccine timeline.

Portfolio Specifics: On a NAV basis, the Trust underperformed the Index during the fiscal period. Underperformance was significantly magnified by leverage employed by the Trust during a period of extreme market volatility and steep price declines in the loan market, most of which occurred in March. While the Trust's use of leverage (a long-standing policy) was largely a benefit during the recovery, it was not enough to offset the losses experienced in the March market nadir. Additionally, during the Trust's third fiscal quarter (as loan prices were recovering), the Board of Trustees authorized a 15% tender offer of the Trust's outstanding common shares at 99% of NAV, and loans were sold and leverage reduced in preparation for the close of the tender offer in the Trust's fourth fiscal quarter. Further, in January, the Trust's Board of Trustees directed Voya Investments, LLC (the "adviser") to take the appropriate actions to repay the Trust's outstanding borrowings under the line of credit (the "LOC"). As of the close of business on January 15, 2021, the adviser completed selling senior loans sufficient to pay the outstanding balance of the LOC. Leverage was brought down over the course of the remaining fiscal period as the loan sales were settled, with the last of the LOC repaid in March.

On a selection basis, the primary detractors from a ratings standpoint were selection among single-B-rated loans and selection and underweight in CCC-rated loans. By industry, top laggards included selection and underweight in leisure goods/activities/movies and selection in business equipment and services and all telecommunication. Notable issuer-level detractors included an underweight in Cineworld, an overweight to Tailored Brands (formerly known as Men's Wearhouse), underweights in Hertz Corporation and Cyxtera Technologies, Inc. and overweight to Diamond Sports Group, LLC. In contrast, relative return was lifted by an underweight in defaulted credits within the Index, as well as an underweight in oil and gas and selection in nonferrous metals and minerals. Top issuer contributions included the avoidance of defaulted loans such as J.C. Penney Company Inc., Neiman Marcus Group Inc., California Resources Corporation and Fieldwood Energy LLC.

Unsurprisingly, the damage brought by the sudden disruption in economic activity had a strong impact on the ability of companies to meet their debt obligations, as default activity picked up within both the Trust and the Index. The Trust experienced eight defaults during the period, roughly 2% by average issuer count, itemized as follows: Speedcast International Limited, Longview Power LLC, SkillSoft Corporation, 24 Hour Fitness Worldwide, Inc., Covia Holdings Corporation, Tailored Brands (formerly known as Men's Wearhouse), iQor U.S. Inc. and Belk, Inc. Meanwhile, the Index had a total of 43 defaults during the period, as the historical rate of 2.9% (by principal amount) was breached for the first time since 2015. Nonetheless, default activity cooled towards the end of 2020, as the Index's trailing-12-month rate by principal amount closed out February 2021 at 3.25%, having come down from its intra-year peak of 4.17% in September.

Current Strategy and Outlook: As we look ahead, we expect investor optimism related to the vaccine rollout and related economic re-openings to buoy risk investing, but we believe valuations across equity and fixed income markets could be called into question to some degree by concerns of growing expectations of near-term inflationary pressure. Nonetheless, in our opinion, loans — which, as a reminder, are a floating rate asset class — have performed steadily amid the volatility, having been boosted by a strong technical backdrop. From a fundamental credit perspective, we believe that the continued recovery in macro conditions to bode well for individual issuers, as default pressures remain relatively muted compared to expectations in place around this time last year.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

Ratings Distribution as of February 28, 2021
BB or above	25.37%
B	68.87%
CCC or below	4.54%
Not rated*	1.22%

Loan ratings apply to the underlying holdings of the Trust and not the Trust itself. Ratings distribution shows the percentage of the Trust's loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Standard & Poor. Ratings distribution is based on Standard & Poor's senior secured facility ratings. The Standard & Poor's rating scale is as follows, from excellent (high grade) to poor (including default): AAA to D, with intermediate ratings offered at each level between AA and CCC. Anything lower than a BBB- rating is considered a non-investment grade or junk bond. Any security that is not rated by Standard & Poor's is placed in the NR (Not Rated) category. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

*  Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Jeffrey A. Bakalar Senior Managing Director Voya Investment Management Co. LLC	Charles LeMieux Senior Vice President Voya Investment Management Co. LLC

*  Effective on or about June 22, 2021, Voya Investments, LLC will no longer serve as Investment Adviser and Voya Investment Management Co. LLC will no longer serve as Sub-Adviser to the Trust. Please see Note 17 for additional details.

  Charles LeMieux, Portfolio Manager, and Senior Vice President of Voya Investment Management's Senior Loan Group will retire effective on May 31, 2021 and therefore will no longer serve as portfolio manager of the Trust.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

	Average Annual Total Returns for the Periods Ended February 28, 2021
	1 Year	3 Years	5 Years	10 Years
Based on Net Asset Value (NAV)	-2.14%	1.01%	4.18%	4.10%
Based on Market Value	-1.59%	1.85%	5.77%	3.47%
Index	5.78%	4.23%	5.86%	4.25%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Trust against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by Voya Investments, LLC. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Trust's future performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 336-3436 to get performance through the most recent month end.

Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the New York Stock Exchange ("NYSE") Composite closing price (in the case of Market Value) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price.

Senior loans are subject to credit risks and the potential for non-payment of scheduled principal or interest payments, which may result in a reduction of the Trust's NAV.

This report contains statements that may be "forward-looking" statements. Actual results could differ materially from those projected in the "forward-looking" statements.

The commentary provided was based in part upon attribution analysis from FactSet and is for informational purposes only and is not intended as investment advice. The commentary may reference current holdings as well as holdings that may have been sold during the period. Performance figures for individual sectors and individual holdings in FactSet attribution are gross of fees. Results are on a gross of fees basis.

The attribution analysis from FactSet compares loan level performance of the portfolio to the index. FactSet attribution does not include any other fund performance attribution impact (e.g., structural impacts, intraday trade prices, fee income, cash, etc). Further, certain assumptions are made in FactSet's model for the calculation of daily total returns for loans in the portfolio, including how FactSet accrues income and calculates coupon, both of which may have an impact on the derived total return used in the attribution analysis. FactSet obtains daily weights and returns for the index directly from S&P/LCD. The calculated returns used in the attribution analysis are not accounting-based returns. Investment performance presented differs from actual performance and was not constructed according to the input, calculation, presentation, and disclosure requirements of the Global Investment Performance Standards (GIPS). Attribution analysis is intended only to directionally understand drivers of performance and is not intended to convey unintended precision or accuracy. FactSet attribution results can vary, even for historical periods, from previously run attribution reports for those same periods. These variances can be a result of changes to

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

FactSet's system, improvements or revisions to calculation methodology, or data reconciliation efforts. Voya IM believes that attribution and statements based on attribution are directionally useful for understanding performance, but Voya IM does not represent that such information is accurate or complete.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

YIELDS AND DISTRIBUTION RATES
	Prime Rate	NAV 30-day SEC Yield(A)	Mkt. 30-Day SEC Yield(A)	Annualized Dist. Rate @ NAV(B)	Annualized Dist. Rate @ Mkt.(B)
February 28, 2021	3.25%	2.33%	2.50%	2.92%	3.14%
November 30, 2020	3.25%	3.26%	3.54%	3.33%	3.62%
August 31, 2020	3.25%	3.13%	3.38%	3.65%	3.95%
May 31, 2020	3.25%	3.72%	4.33%	4.30%	4.95%

(A)  Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Trust's yield consistent with the U.S. Securities and Exchange Commission ("SEC") standardized yield formula.

(B)  The distribution rate is calculated by annualizing the last regular dividend and distribution declared during the period using the 30/360 convention by the Trust's reporting period-end net asset value (in the case of NAV) or the reporting period-end NYSE Composite closing price (in the case of Market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate includes distributions from net investment income, but does not include capital gains or losses.

In pursuit of its investment objectives, the Trust may seek to increase or decrease its exposure to the following market or credit risk factors:

Derivative Risk: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Trust. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Trust and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Trust may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Trust to the risk of improper valuation.

Credit Risk: Prices of the Trust's investments are likely to fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons, or if the borrower or issuer is late (or defaults) in paying interest or principal. The Trust invests a substantial portion of its assets in below investment-grade senior loans and other below investment-grade assets. Below investment-grade loans commonly known as high-yielding, high risk investments or as "junk" investments involve a greater risk that borrowers may not make timely payment of the interest and principal due on their loans and are subject to greater levels of credit and liquidity risks. They also involve a greater risk that the value of such loans could decline significantly. If borrowers do not make timely payments of the interest due on their loans, the yield on the Common Shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the NAV will decrease.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

Interest Rate Risk: Changes in short-term market interest rates will directly affect the yield on Common Shares. If short-term market interest rates fall, the yield on Common Shares will also fall. To the extent that the interest rate spreads on loans in the Trust's portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Trust's assets may decrease, which will cause the Trust's NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Trust's portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.

As of the date of this report, the United States experiences a low interest rate environment, which may increase the Trust's exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential changes in government policy may affect interest rates.

Leverage Risk: The use of leverage through borrowings or the issuance of Preferred Shares can adversely affect the yield on the Common Shares. To the extent that the Trust is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Trust invests, the effect of that decline will be magnified in the Trust because of the additional assets purchased with the proceeds of the leverage. Further, because the fee paid to the Adviser will be calculated on the basis of Managed Assets, the fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage. The Trust is subject to certain restrictions imposed by lenders to the Trust and may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for debt or the Preferred Shares issued by the Trust. These restrictions are expected to impose asset coverage, fund composition requirements and limits on investment techniques, such as the use of financial derivative products that are more stringent than those imposed on the Trust by the Investment Company Act of 1940, as amended (the "1940 Act"). These restrictions could impede the manager from fully managing the Trust's portfolio in accordance with the Trust's investment objective and policies.

Voya Prime Rate Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Voya Prime Rate Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Prime Rate Trust (the "Trust"), including the portfolio of investments, as of February 28, 2021, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust at February 28, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for each of the years in the eight-year period ended February 28, 2019, were audited by another independent registered public accounting firm whose report, dated April 26, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Trust's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
April 29, 2021

Voya Prime Rate Trust

STATEMENT OF ASSETS AND LIABILITIES as of February 28, 2021

ASSETS:
Investments in securities at fair value (Cost $582,714,969)	$586,188,850
Cash	6,802,776
Foreign currencies at value (Cost $1,256,411)	1,249,526
Receivables:
Investment securities sold	53,943,459
Interest	1,666,640
Prepaid expenses	170,779
Reimbursement due from manager	336,208
Other assets	14,543
Total assets	650,372,781
LIABILITIES:
Notes payable	22,600,000
Payable for investment securities purchased	20,035,420
Accrued interest payable	377,246
Payable for investment management fees	543,553
Payable to trustees under the deferred compensation plan (Note 6)	14,543
Payable for trustees fees	49,839
Unrealized depreciation on forward foreign currency contracts	91,000
Unfunded loan commitments (Note 8)	433,490
Other accrued expenses	692,406
Total liabilities	44,837,497
NET ASSETS	$605,535,284
Net assets value per common share outstanding (net assets divided by 121,841,490 shares of beneficial interest authorized and outstanding, no par value)	$4.97
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$774,056,257
Total distributable loss	(168,520,973)
NET ASSETS	$605,535,284

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

STATEMENT OF OPERATIONS for the Year Ended February 28, 2021

INVESTMENT INCOME:
Interest	$37,674,685
Other	181,355
Total investment income	37,856,040
EXPENSES:
Investment management fees	9,291,687
Interest expense	3,710,489
Transfer agent fees	80,050
Custody and accounting expense	439,525
Professional fees	762,420
Shareholder reporting expense	189,248
Trustees fees	41,696
Proxy and solicitation costs (Note 6)	3,015,982
Tender offer costs (Note 7)	230,190
Miscellaneous expense	274,551
Total expenses	18,035,838
Waived and reimbursed fees	(2,831,553)
Net expenses	15,204,285
Net investment income	22,651,755
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(96,320,099)
Forward foreign currency contracts	(3,068,916)
Foreign currency related transactions	706,156
Net realized loss	(98,682,859)
Net change in unrealized appreciation (depreciation) on:
Investments	48,651,101
Forward foreign currency contracts	77,089
Foreign currency related transactions	(126,719)
Net change in unrealized appreciation (depreciation)	48,601,471
Net realized and unrealized loss	(50,081,388)
Decrease in net assets resulting from operations	$(27,429,633)

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 28, 2021	Year Ended February 29, 2020
FROM OPERATIONS:
Net investment income	$22,651,755	$42,545,597
Net realized loss	(98,682,859)	(13,599,766)
Net change in unrealized appreciation (depreciation)	48,601,471	(18,950,778)
Increase (decrease) in net assets resulting from operations	(27,429,633)	9,995,053
FROM DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Total distributions (excluding return of capital)	(25,024,961)	(45,282,155)
Return of Capital	(1,234,296)	—
Decrease in net assets from distributions to common shareholders	(26,259,257)	(45,282,155)
CAPITAL SHARE TRANSACTIONS:
Cost of shares repurchased	(18,727,020)	—
Cost of shares repurchased in tender offer (Note 7)	(104,862,043)	—
Net decrease in net assets resulting from capital share transactions	(123,589,063)	—
Net decrease in net assets	(177,277,953)	(35,287,102)
NET ASSETS:
Beginning of year or period	782,813,237	818,100,339
End of year or period	$605,535,284	$782,813,237

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

STATEMENT OF CASH FLOWS for the Year Ended February 28, 2021

INCREASE (DECREASE) IN CASH
Cash Flows From Operating Activities:
Interest received	$37,292,785
Other income received	84,813
Interest paid	(3,550,670)
Other operating expenses paid	(11,619,876)
Purchases of securities	(511,875,511)
Proceeds on sale of securities	940,259,090
Net cash provided by operating activities	450,590,631
Cash Flows From Financing Activities:
Distributions paid to common shareholders from net investment income (net of reinvestments)	(25,024,961)
Distributions paid to common shareholders from return of capital	(1,234,296)
Payment on capital shares repurchased	(18,727,020)
Payment on capital shares repurchased in tender offer (Note 7)	(104,862,043)
Proceeds from notes payable	344,900,000
Repayment of notes payable	(638,200,000)
Net cash flows used in financing activities	(443,148,320)
Net increase	7,442,311
Cash Impact From Foreign Exchange Fluctuations:
Cash impact from foreign exchange fluctuations	(13,705)
Cash and foreign currency balance
Net increase in cash and foreign currency	7,428,606
Cash and foreign currency at beginning of year	623,696
Cash and foreign currency at end of year	$8,052,302
Reconciliation of Net decrease in Net Assets Resulting from Operations To Net Cash provided by Operating Activities:
Net decrease in net assets resulting from operations	$(27,429,633)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Change in unrealized appreciation or depreciation on investments	(48,651,101)
Change in unrealized appreciation or depreciation on forward foreign currency contracts	(77,089)
Change in unrealized appreciation or depreciation on foreign currency related transactions	126,719
Accretion of discounts on investments	(1,297,814)
Amortization of premiums on investments	238,459
Net realized loss on sale of investments and foreign currency related transactions	98,682,859
Purchases of securities	(511,875,511)
Proceeds on sale of securities	940,259,090
Decrease in other assets	16,472
Decrease in interest and other receivable	677,455
Increase in prepaid expenses	(154,926)
Increase in reimbursement due from manager	(335,700)
Increase in accrued interest payable	159,819
Decrease in payable for investment management fees	(391,263)
Increase in unfunded loan commitments	415,790
Increase in payable for trustees fees	23,712
Increase in other accrued expenses	203,293
Total adjustments	478,020,264
Net cash provided by operating activities	$450,590,631

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Per Share Operating Performance										Total Investment Return(1)		Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Distribution to Preferred Shareholders	Total from investment operations	Distribution to Common Shareholders from net investment income	Distributions from return of capital	Total distributions	Accretion to net asset value due to tender offer(6)	Net asset value, end of year or period	Closing market price, end of year or period	Total Investment Return at net asset value(2)	Total Investment Return at closing market price(3)	Expenses, prior to fee waivers and/or recoupments, if any(4)(5)	Expenses (before interest and other fees related to revolving credit facility)(4)(5)	Expenses, net of fee waivers and/or recoupments, if any(4)(5)	Net investment income (loss)(4)(5)	Net assets, end of year or period	Portfolio Turnover
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
02-28-21	5.30	0.16 •	(0.32)	—	(0.16)	(0.17)	(0.01)	(0.18)	0.01	4.97	4.63	(2.14)	(1.59)	2.68	2.13	2.26	3.37	605,535	56
02-29-20	5.54	0.30	(0.23)	—	0.07	(0.31)	—	(0.31)	—	5.30	4.91	1.88	8.48	2.86	1.62	2.85	5.29	782,813	53
02-28-19	5.69	0.29	(0.14)	—	0.15	(0.30)	—	(0.30)	—	5.54	4.82	3.37	(1.02)	2.92	1.64	2.90	5.16	818,100	60
02-28-18	5.80	0.30	(0.12)	—	0.18	(0.25)	(0.04)	(0.29)	—	5.69	5.17	3.62	(2.31)	2.55	1.64	2.54	4.58	840,774	89
02-28-17	5.36	0.31	0.45	—	0.76	(0.32)	—	(0.32)	—	5.80	5.59	14.93	28.24	2.24	1.62	2.24	5.44	857,138	67
02-29-16	5.93	0.32	(0.56)	—	(0.24)	(0.33)	—	(0.33)	—	5.36	4.63	(3.72)	(10.17)	2.08	1.61	2.08	5.54	792,177	44
02-28-15	6.08	0.33	(0.13)	—	0.20	(0.35)	—	(0.35)	—	5.93	5.49	3.83	(0.44)	2.10	1.64	2.09	5.58	876,412	68
02-28-14	6.02	0.40	0.07	—	0.47	(0.40)	(0.01)	(0.41)	—	6.08	5.87	8.15	(4.04)	2.15	1.65	2.15	6.47	898,254	96
02-28-13	5.79	0.46	0.19	—	0.65	(0.42)	—	(0.42)	—	6.02	6.55	11.72	27.73	2.14	1.63	2.14	7.76	887,047	93
02-29-12	6.08	0.35	(0.32)	(0.00)*	0.03	(0.32)	—	(0.32)	—	5.79	5.51	0.81	(3.11)	2.20	1.67	2.20	6.07	851,278	81

(1)  Total investment return calculations are attributable to Common Shares.

(2)  Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(3)  Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital/allocations, if any, in accordance with the provisions of the dividend reinvestment plan.

(4)  The Investment Adviser has entered into a written expense limitation agreement with the Trust under which it will limit the expenses of the Trust (excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)  Annualized for periods less than one year.

(6)  Please see Note 7 in the accompanying Notes to Financial Statements for additional information.

*  Amount is less than $0.005 or more than $(0.005).

•  Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Ratios to average net assets plus borrowings				Supplemental data
	Expenses (before interest and other fees related to revolving credit facility)(1)	Expenses, prior to fee waivers and/or recoupments, if any(1)	Expenses, net of fee waivers and/or recoupments, if any(1)	Net investment income (loss)(1)	Preferred Shares — Aggregate amount outstanding	Liquidation and market value per share of Preferred Shares	Asset coverage inclusive of Preferred Shares and debt per share(a)	Borrowings at end of period	Asset coverage per $1,000 of debt(a)	Average borrowings	Common Shares outstanding at end of year or period
Year or period ended	(%)	(%)	(%)	(%)	($000's)	($)	($)	($000's)	($)	($000's)	(000's)
02-28-21	1.30	2.04	1.72	2.56	—	—	28	22,600	27,794	211,066	121,841
02-29-20	1.16	2.06	2.05	3.81	—	—	3	315,900	3,478	312,939	147,788
02-28-19	1.16	2.08	2.07	3.68	—	—	4	322,800	3,534	332,698	147,788
02-28-18	1.16	1.81	1.80	3.25	—	—	4	322,100	3,610	343,074	147,788
02-28-17	1.16	1.60	1.60	3.88	—	—	4	331,100	3,589	337,209	147,788
02-29-16	1.15	1.50	1.50	3.98	—	—	3	324,300	3,443	331,738	147,788
02-28-15	1.16	1.49	1.48	3.95	—	—	4	323,500	3,709	362,490	147,788
02-28-14	1.15	1.50	1.50	4.51	—	—	3	407,000	3,207	387,979	147,788
02-28-13	1.17	1.53	1.53	5.55	—	—	3	370,600	3,394	345,145	147,427
02-29-12	1.24	1.64	1.64	4.51	—	—	3	364,000	3,339	293,444	147,116

(a)  Asset coverage ratios, for fiscal periods beginning after 2011, is presented to represent the coverage available to each $1,000 of borrowings. The Asset coverage ratio per $1,000 of debt is presented to represent the coverage available to each $1,000 of borrowings before consideration of any Preferred Shares liquidation price, while the Asset coverage inclusive of

Preferred Shares, presents the coverage available to both borrowings and Preferred Shares, expressed in relation to the per share liquidation price of the Preferred Shares.

(1)  Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2021

NOTE 1 — ORGANIZATION

Voya Prime Rate Trust (the "Trust"), a Massachusetts business trust, is registered under the 1940 Act, as a diversified, closed-end, management investment company. The Trust invests at least 80% of its assets (plus borrowings for investment purposes) in senior loans, which generally are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and which contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates. The investment objective of the Trust is described in the Trust's prospectus.

Voya Investments, LLC ("Voya Investments" or the "Investment Adviser"), an Arizona limited liability company, serves as the Investment Adviser to the Trust. The Investment Adviser has engaged Voya Investment Management Co. LLC ("Voya IM" or the "Sub-Adviser"), a Delaware limited liability company, to serve as the Sub-Adviser to the Trust. On February 24, 2021, it was announced that Voya Investments will resign as the Investment Adviser and Voya IM will no longer serve as the Sub-Adviser to the Trust. Please see Note 17 for additional details.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. The Trust is considered an investment company under U.S. generally accepted accounting principles ("GAAP") and follows the accounting and reporting guidance applicable to investment companies.

A.  Senior Loan and Other Security Valuation. The Trust is open for business every day the New York Stock Exchange ("NYSE") opens for regular trading (each such day, a "Business Day"). The net asset value ("NAV") per Common Share of the Trust is determined each Business Day as of the close of the regular trading session ("Market Close"), as determined by the Consolidated Tape Association ("CTA"), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per Common Share of the Trust is calculated by dividing the value of the Trust's loan assets plus all cash and other assets (including accrued expenses but excluding capital and surplus) attributable to the Common Shares by the number of Common Shares outstanding. The NAV per Common Share is made available for publication. On days when the Trust is closed for business, Trust shares will not be priced and the Trust does not transact purchase and redemption orders. To the extent the Trust's assets are traded in other markets on days when the Trust does not price its shares, the value of the Trust's assets will likely change and you will not be able to purchase or redeem shares of the Trust.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Trust will determine a fair value for the relevant asset in accordance with the Trust's valuation procedures. Such procedures

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter ("OTC") market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Trust's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Trust may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities' (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value. The Investment Adviser is responsible for overseeing the implementation of the Trust's valuation procedures; a "Pricing Committee" comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Trust. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Trust's NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders' investments in the Trust.

Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and significant unobservable inputs, including the Sub-Adviser's or

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Pricing Committee's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Trust's investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Trust has a significant amount of Level 3 investments.

B.  Security Transactions and Revenue Recognition. Security transactions and senior loans are accounted for on the trade date (date the order to buy or sell is executed). The unfunded portion of revolver and delayed draw loans are booked once that portion becomes funded. Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Premium amortization and discount accretion are deferred and recognized over the lives of the respective loans. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield method over the shorter of four years or the actual term of the loan. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Amendment fees and other fees earned are reported as other income on the Statement of Operations.

C.  Foreign Currency Translation. The books and records of the Trust are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Trust does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books,

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Forward Foreign Currency Contracts. The Trust has entered into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a currency forward foreign contract, the Trust agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Trust's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented within the respective Portfolio of Investments.

For the year ended February 28, 2021, the Trust had an average quarterly contract amount on forward foreign currency contracts to buy and sell of $2,271,241 and $37,230,160, respectively. Please refer to the table within the Portfolio of Investments for open forward foreign currency contracts to buy and sell at February 28, 2021.

E.  When-Issued Delayed-Delivery. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date.

F.  Federal Income Taxes. It is the policy of the Trust to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Trust's tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Trust may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

G.  Distributions to Common Shareholders. The Trust declares and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Trust may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Trust records distributions to its shareholders on the ex-dividend date.

H.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Dividend Reinvestments. Pursuant to the Trust's Shareholder Reinvestment Program (the "Program"), BNY Mellon Investment Servicing (U.S.) Inc. ("BNY"), the Program administrator, purchases, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares are purchased on the open market only when the closing sale or bid price plus commission is less than the NAV per share of the Trust's Common Shares on the valuation date. If the market price plus commissions is equal to or exceeds NAV, new shares are issued by the Trust at the greater of (i) NAV or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

J.  Share Offerings. The Trust issues shares under various shelf registration statements, whereby the net proceeds received by the Trust from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

K.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS

For the year ended February 28, 2021, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $482,264,868 and $979,224,232, respectively. At February 28, 2021, the Trust held senior loans valued at $582,435,678 representing 99.4% of its total investments. The fair value of these assets is established as set forth in Note 2.

The senior loans acquired by the Trust typically take the form of a direct lending relationship with the borrower, and are typically acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors the collateral securing the loan. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership or, if not FDIC insured, enters into bankruptcy, the Trust may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Common and Preferred Shares, and stock purchase warrants held in the portfolio were acquired in conjunction with loans held by the Trust. Certain stocks and warrants are restricted and may not be publicly sold without registration under the 1933 Act, or without an exemption under the 1933 Act. In some cases, these restrictions expire after a designated period of time after issuance of the shares or warrants.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Trust has entered into an investment management agreement ("Management Agreement") with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Trust. The Investment Adviser oversees all investment advisory and portfolio management services for the Trust and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Trust, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 1.05% of the Trust's managed assets. For purposes of the Management Agreement, managed assets ("Managed Assets") are defined as the Trust's average daily gross asset value, minus the sum of the Trust's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than liabilities for the principal amount of any

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2021 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

borrowings incurred, commercial paper or notes issued by the Trust and the liquidation preference of any outstanding Preferred Shares).

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Trust and is paid by the Investment Adviser based on the average daily Managed Assets of the Trust. Subject to such policies as the Trust's Board of Trustees ("Board") or the Investment Adviser may determine, Voya IM manages the Trust's assets in accordance with the Trust's investment objectives, policies, and limitations.

NOTE 5 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, to 1.05% of Managed Assets plus 0.15% of average daily net assets.

The Investment Adviser may at a later date recoup from the Trust for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Trust's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of February 28, 2021, the amount of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser and the related expiration dates are as follows:

February 28,
2022	2023	2024	Total
$137,629	$61,162	$2,831,553	$3,030,344

The expense limitation agreement is contractual through July 1, 2021 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — TRANSACTIONS WITH AFFILIATES AND OTHER PARTIES

During the year ended February 28, 2021, the Trust incurred $3,015,982 of costs related to the annual shareholder meeting, including the cost of services provided by legal counsel to the Trust and to the independent trustees. The Investment Adviser reimbursed the Trust $2,074,311 of these costs.

At February 28, 2021, Saba Capital Management GP, LLC owned approximately 22.46% of the Trust.

Prior to July 14, 2021, the Trust has adopted a deferred compensation plan (the "DC Plan"), which allowed previous eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the previous trustees' fees that they are entitled to receive from the Trust. For purposes of determining the amount owed to the previous trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the previous trustee (the "Notional Funds"). When the Trust purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the previous trustees' deferred fees, this results in a Trust asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of "Other assets" on the accompanying Statement of Assets and Liabilities. Deferral of previous trustees' fees under the DC Plan will not affect net assets of the Trust, and will not materially affect the Trust's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Trust may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 under the 1940 Act. For the year ended February 28, 2021, the Trust engaged in such purchase and sale transactions totaling $43,817,885 and $119,998,484, respectively.

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2021 (continued)

NOTE 7 — TENDER OFFER

On December 3, 2020, the Trust announced that it would purchase for cash up to 15% of the Trust's shares, at a price equal to 99% of the Trust's NAV per share as determined as of the close of the regular trading session of the NYSE on January 4, 2021 (the "Tender Offer"). On January 4, 2021, 21,576,552 shares were accepted for repurchase by the Trust in accordance with the terms of the Tender Offer. The shares were repurchased at a price of $4.86, 99% of the Trust's NAV. The Tender Offer was oversubscribed and all tenders of shares were subject to pro ration (at a ratio of approximately 0.2440) in accordance with the terms of the Tender Offer. During the year ended February 28, 2021, the Trust incurred $230,190 of costs related to the Tender Offer.

NOTE 8 — COMMITMENTS

Effective July 8, 2020, the Trust entered into an extension of an existing revolving credit agreement, collateralized by assets of the Trust, to borrow up to $300 million maturing August 21, 2020. Effective August 21, 2020, the Board approved an extension with a maturity date of September 21, 2020. Effective September 21, 2020, the Board approved an additional extension with a maturity date of October 21, 2020. Effective October 21, 2020, the borrowing amount under the revolving credit agreement was reduced to $240 million. The Board approved this additional extension with a maturity date of April 21, 2021 and the borrowing rates under this agreement are based on a fixed spread over LIBOR, and a commitment fee is charged on the unused portion. Effective January 11, 2021, following the Tender Offer closing, the aggregate commitment amount under the revolving credit agreement was automatically reduced to $200 million. Prior to July 8, 2020, the predecessor credit agreement was for $390 million, which matured on July 8, 2020. The amount of borrowings outstanding at February 28, 2021 was $22.6 million. The weighted average interest rate on outstanding borrowings at February 28, 2021 was 1.22%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 3.47% of total assets at February 28, 2021. Prepaid arrangement fees are amortized over the term of the agreement. Average borrowings for the year ended February 28, 2021 were $211,065,753 and the average annualized interest rate was 1.76% excluding other fees related to the unused portion of the facility, and other fees.

The Board has determined that it is in the best interest of the Trust and its shareholders to repay the Trust's outstanding borrowings under the Trust's credit agreement to address concerns about terms related to the credit agreement and the Trust's ability to obtain a long-term extension of the credit agreement. As of February 28, 2021, the Sub-Adviser has completed selling senior loans sufficient to pay the outstanding balance of the credit agreement and, pending settlement of those loans, will temporarily manage the Trust without the use of leverage. The Trust may use leverage in the future.

As of February 28, 2021, the Trust had unfunded loan commitments pursuant to the terms of the following loan agreements:

Cano Health LLC Delayed Draw Term Loan	$122,901
OneDigital Borrower LLC 2020 Delayed Draw Term Loan	165,762
Service Logic Acquisition, Inc Delayed Draw Term Loan	109,343
Therma Intermediate LLC 2020 Delayed Draw Term Loan	35,484
Total	$433,490

NOTE 9 — RIGHTS AND OTHER OFFERINGS

As of February 28, 2021, outstanding share offerings pursuant to shelf registrations were as follows:

Registration Date	Shares Registered	Shares Remaining
6/30/2015	30,000,000	27,368,353

As of February 28, 2021, the Trust had no Preferred Shares outstanding. The Trust may consider issuing Preferred Shares during the current fiscal year or in the future.

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2021 (continued)

NOTE 10 — SUBORDINATED LOANS AND UNSECURED LOANS

The Trust may invest in subordinated loans and in unsecured loans. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a senior loan from the same borrower. The Trust will acquire unsecured loans only where the Investment Adviser believes, at the time of acquisition, that the Trust would have the right to payment upon default that is not subordinate to any other creditor. Subject to the aggregate 20% limit on other investments, the Trust may invest up to 20% of its total assets in unsecured floating rate loans, notes and other debt instruments and 5% of its total assets in floating rate subordinated loans. As of February 28, 2021, the Trust held no subordinated loans or unsecured loans.

NOTE 11 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or	Shares repurchased	Shares repurchased in tender offer	Net increase (decrease) in shares outstanding	Shares repurchased	Shares repurchased in tender offer	Net increase (decrease)
period ended	#	#	#	($)	($)	($)
2/28/21	(4,369,649)	(21,576,552)	(25,946,201)	(18,727,020)	(104,862,043)	(123,589,063)
2/29/20	—	—	—	—	—	—

Share Repurchase Program

Effective April 1, 2020, pursuant to an open-market share repurchase program, the Trust may purchase, over the period ending March 31, 2021, up to 10% of its stock in open-market transactions. Previously, pursuant to an open-market share repurchase program effective November 21, 2019, the Trust could have purchased, over the period ended March 31, 2020, up to 10% of its stock in open-market transactions. The amount and timing of the repurchases will be at the discretion of the Trust's management, subject to market conditions and investment considerations. There is no assurance that the Trust will purchase shares at any particular discount level or in any particular amounts. Any repurchases made under this program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements and volume, timing and other limitations under federal securities laws. The share repurchase program seeks to enhance shareholder value by purchasing shares trading at a discount from their NAV per share. The open-market share repurchase program does not obligate the Trust to repurchase any dollar amount or number of shares of its stock.

For the year ended February 28, 2021, the Trust repurchased 4,369,649 shares, representing approximately 3.6% of the Trust's outstanding shares for a net purchase price of $18,727,020 (including commissions of $109,241). Shares were repurchased at a weighted-average discount from NAV per share of 9.98% and a weighted-average price per share of $4.29.

For the year ended February 29, 2020, the Trust had no repurchases.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, capital loss carryforwards, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2021 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of February 28, 2021:

Paid-in Capital	Distributable Earnings
$(1,367)	$1,367

Dividends paid by the Trust from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended February 28, 2021		Year Ended February 29, 2020
Ordinary Income	Return of Capital	Ordinary Income
$25,024,961	$1,234,296	$45,282,155

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of February 28, 2021 were:

Late Year Ordinary Losses	Unrealized Appreciation/	Capital Loss Carryforwards
Deferred	(Depreciation)	Amount	Character	Expiration
$(95,566)	$(2,359,722)	$(25,893,665)	Short-term	None
		(140,157,477)	Long-term	None
$(166,051,142)

The Trust's major tax jurisdictions are U.S. federal and Arizona state.

As of February 28, 2021, no provision for income tax is required in the Trust's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 13 — LIBOR

The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate ("SOFR") that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties' existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Trust's existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Trust; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Trust. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2021 (continued)

NOTE 14 — MARKET DISRUPTION

The Trust is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Trust. Any of these occurrences could disrupt the operations of the Trust and of the Trust's service providers.

NOTE 15 — LEGAL PROCEEDINGS

On May 1, 2020, Saba Capital CEF Opportunities 1 Ltd. ("Saba") filed a Verified Complaint and an Application for Preliminary Injunction in Maricopa County Superior Court, Phoenix, Arizona (the "Superior Court"), naming as defendants the Trust, Voya Investments, and the individuals serving on the Trust's Board. Saba sought a preliminary injunction and permanent equitable relief from the court, primarily in the form of an order striking certain amendments to the Trust's bylaws which related to the voting standard to be employed at Board elections, as adopted by the Board on April 13, 2020, and awarding various other forms of declaratory and unspecified monetary relief. Defendants filed a Motion to Dismiss the Verified Complaint and an Opposition to Saba's Application for Preliminary Injunction on May 20, 2020. On June 26, 2020, after a hearing, the court granted Saba's application for a preliminary injunction, ruling that the named defendants are preliminarily enjoined from applying the voting standard set forth in the April 13, 2020, bylaw amendments, and that the Trust shall conduct the Board election in accordance with the previous voting standard. On July 1, Defendants filed an emergency motion with the Superior Court asking for a stay of the preliminary injunction pending a planned appealed from the superior court's June 24 order, which the superior court denied on July 6. On July 2, Defendants filed an expedited "special action" appeal to the Arizona Court of Appeals, and sought a stay of the superior court's June 24 order in connection with that expedited appeal. On July 7, the Court of Appeals declined jurisdiction over the "special action" and denied the appellate motion to stay the preliminary injunction as moot. On July 7, Defendants filed an amended notice of appeal indicating that they would pursue a non-expedited "direct appeal" to the Arizona Court of Appeals, and sought another emergency stay of the superior court's June 24 order in connection with that ordinary-course appeal. The Court of Appeals again denied the stay request. The annual shareholder meeting proceeded, and the Board election was done in accordance with the previous voting standard. On September 30, 2020 (1) the preliminary injunction order entered on June 26, 2020 was vacated as moot, and (2) the case was dismissed with prejudice.

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS

The Trust has adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 ("ASU 2018-13"), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Trust's adoption was limited to changes in the Trust's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2021 (continued)

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

applicable. Upon evaluation, the Trust has concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 ("ASU 2020-04"), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 17 — SUBSEQUENT EVENTS

Share Repurchase Program: The Board authorized the renewal of an open-market share repurchase program pursuant to which the Trust may purchase, over the period ending March 31, 2022, up to 10% of its stock in open market transactions. The amount and timing of the repurchases will be at the discretion of the Trust's management, subject to market conditions and investment considerations. There is no assurance that the Trust will purchase shares at any particular discount level or in any particular amounts. Any repurchases made under this program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements and volume, timing and other limitations under federal securities laws. The share repurchase program seeks to enhance shareholder value by purchasing shares trading at a discount from their NAV per share.

Investment Adviser and Sub-Adviser changes: Effective on or about June 22, 2021, Voya Investments will resign as the Investment Adviser and Voya IM will no longer serve as Sub-Adviser to the Trust. In making its decision to resign, Voya Investments determined that it is in the best interest of the Trust and its shareholders to provide the Board and the Trust's shareholders the opportunity to select an investment adviser that best aligns with the Board's goals and objectives for the Trust. The Board formed a special planning committee comprised of three independent trustees to conduct a search for a successor investment adviser and, at a special meeting of the Board held on March 22, 2021, the Board, including all of the non-interested Trustees, determined to select Saba Capital Management, L.P. ("Saba") as the new investment adviser to the Trust (the "Adviser Transition"). At a subsequent special meeting of the Board held on April 1, 2021, the Board considered and approved a new investment management agreement between Saba and the Trust. The Trust will seek the approval of shareholders of the new investment management agreement at a special meeting of shareholders. The Board has set a record date of March 8, 2021 for determining shareholders of record for the special shareholder meeting tentatively scheduled to be held on Friday, May 21, 2021. Shareholders will receive a proxy statement in connection with the special meeting of shareholders. In connection with the special shareholder meeting, shareholders will also be asked to approve changes to certain fundamental policies of the Trust, in order to provide the Trust with greater investment flexibility subsequent to the Adviser Transition. In addition, shareholders will also be asked to approve a change of the Trust's investment objective.

In connection with the Adviser Transition, the Board requested that the Trust begin to liquidate a portion of its portfolio to provide additional liquidity and investment flexibility subsequent to completion of the Adviser Transition. Accordingly, as of March 31, 2021, approximately $76.3 million, representing approximately 12.7% of the portfolio, was held in cash or cash equivalents, and up to 30% of the Trust's portfolio may ultimately consist of cash and cash equivalents immediately prior to completion of the Adviser Transition.

Tender Offer: Additionally, following the approval by shareholders of the new investment adviser, and as previously approved by the Trust's shareholders, the Board intends to consider a tender offer for approximately 30% of the Trust's currently outstanding shares.

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2021 (continued)

NOTE 17 — SUBSEQUENT EVENTS (continued)

Subsequent to February 28, 2021, the Trust paid the following dividends from net investment income:

Per Share Amount	Declaration Date	Record Date	Payable Date
$0.0108	2/26/21	3/10/21	3/22/21
$0.0110	3/31/21	4/12/21	4/22/21

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued ("subsequent events") to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
SENIOR LOANS*: 96.2%
	Aerospace & Defense: 2.0%
498,718	AI Convoy (Luxembourg) S.A.R.L USD Term Loan B, 4.500%, (US0006M + 3.500%), 01/17/27	$499,563	0.1
789,152	Amentum Government Services Holdings LLC Term Loan B, 3.615%, (US0001M + 3.500%), 01/29/27	786,192	0.1
2,497,703	American Airlines, Inc. 2018 Term Loan B, 1.878%, (US0001M + 1.750%), 06/27/25	2,279,154	0.4
2,378,869	KBR, Inc. 2020 Term Loan B, 2.996%, (US0001M + 2.750%), 02/05/27	2,387,790	0.4
2,939,539	Maxar Technologies Ltd. Term Loan B, 2.870%, (US0001M + 2.750%), 10/04/24	2,914,735	0.5
3,111,395	TransDigm, Inc. 2020 Term Loan E, 2.365%, (US0001M + 2.250%), 05/30/25	3,074,690	0.5
		11,942,124	2.0
	Auto Components: 0.2%
1,288,496	Broadstreet Partners, Inc. 2020 Term Loan B, 3.365%, (US0001M + 3.250%), 01/27/27	1,281,786	0.2
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Automotive: 3.4%
984,575	American Axle and Manufacturing, Inc. Term Loan B, 3.000%, (US0001M + 2.250%), 04/06/24	$985,806	0.2
663,705	Autokiniton US Holdings, Inc. Term Loan, 5.871%, (US0001M + 5.750%), 05/22/25	668,683	0.1
479,274	Belron Finance US LLC 2018 Term Loan B, 2.448%, (US0003M + 2.250%), 11/13/25	480,173	0.1
862,859	Belron Finance US LLC 2019 USD Term Loan B, 2.462%, (US0003M + 2.250%), 10/30/26	864,477	0.1
3,565,572	Clarios Global LP USD Term Loan B, 3.615%, (US0001M + 3.500%), 04/30/26	3,567,800	0.6
284,478	Dealer Tire, LLC 2020 Term Loan B, 4.365%, (US0001M + 4.250%), 12/12/25	285,071	0.0
3,581,312	Gates Global LLC 2021 Term Loan B3, 3.500%, (US0003M + 2.750%), 03/31/27	3,585,788	0.6
999,500	Holley Purchaser, Inc. Term Loan B, 5.212%, (US0003M + 5.000%), 10/24/25	997,001	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Automotive (continued)
3,682,841	KAR Auction Services, Inc. 2019 Term Loan B6, 2.375%, (US0001M + 2.250%), 09/19/26	$3,646,013	0.6
1,325,000	Les Schwab Tire Centers Term Loan B, 4.250%, (US0006M + 3.500%), 11/02/27	1,333,834	0.2
1,495,000	Truck Hero, Inc. 2021 Term Loan B, 4.500%, (US0001M + 3.750%), 01/31/28	1,498,322	0.2
1,973,741	Wand NewCo 3, Inc. 2020 Term Loan, 3.115%, (US0001M + 3.000%), 02/05/26	1,963,167	0.3
935,000	Wheel Pros, LLC 2020 Term Loan, 6.250%, (US0001M + 5.250%), 11/06/27	935,000	0.2
		20,811,135	3.4
	Basic Materials: 0.0%
263,349	HB Fuller — TL B 1L, 2.111%, (US0001M + 2.000%), 10/20/24	263,663	0.0
	Beverage & Tobacco: 0.3%
2,102,884	Sunshine Investments B.V. USD Term Loan B3, 3.448%, (US0003M + 3.250%), 03/28/25	2,098,941	0.3
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Brokers, Dealers & Investment Houses: 1.3%
4,664,203	Brookfield Property REIT Inc. 1st Lien Term Loan B, 2.619%, (US0001M + 2.500%), 08/27/25	$4,555,695	0.8
1,167,172	Forest City Enterprises, L.P. 2019 Term Loan B, 3.615%, (US0001M + 3.500%), 12/08/25	1,152,270	0.2
715,000	Park River Holdings Inc Term Loan, 4.000%, (US0003M + 3.250%), 12/28/27	717,514	0.1
1,320,000	SkyMiles IP Ltd. 2020 Skymiles Term Loan B, 4.750%, (US0003M + 3.750%), 10/20/27	1,397,432	0.2
		7,822,911	1.3
	Building & Development: 3.4%
600,910	Advanced Drainage Systems Inc Term Loan B, 2.375%, (US0001M + 2.250%), 07/31/26	602,412	0.1
1,854,100	Applecaramel Buyer, LLC Term Loan B, 4.500%, (US0006M + 4.000%), 10/19/27	1,863,370	0.3
2,764,041	Core & Main LP 2017 Term Loan B, 3.750%, (US0003M + 2.750%), 08/01/24	2,766,634	0.5

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Building & Development (continued)
330,000	CP Atlas Buyer, Inc. 2021 Term Loan B, 4.250%, (US0003M + 3.750%), 11/23/27	$330,344	0.1
443,359	Foundation Building Materials Holding Company LLC 2021 Delayed Draw Term Loan, 3.750%, (US0001W + 3.250%), 02/03/28	443,151	0.1
766,641	Foundation Building Materials Holding Company LLC 2021 Term Loan, 3.750%, (US0001W + 3.250%), 02/03/28	766,282	0.1
2,999,205	GYP Holdings III Corp. 2018 Term Loan B, 2.865%, (US0001M + 2.750%), 06/01/25	3,006,469	0.5
1,099,299	Henry Company LLC Term Loan B, 5.000%, (US0001M + 4.000%), 10/05/23	1,104,280	0.2
1,093,452	Interior Logic Group Holdings IV LLC 2018 Term Loan B, 4.115%, (US0001M + 4.000%), 05/30/25	1,091,402	0.2
152,727	LBM Acquisition LLC Delayed Draw Term Loan, 4.738%, (US0003M + 3.750%), 12/17/27	153,327	0.0
687,273	LBM Acquisition LLC Term Loan B, 4.738%, (US0003M + 3.750%), 12/17/27	689,973	0.1
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
90,000	LEB Holdings (USA), Inc Term Loan B, 4.750%, (US0003M + 4.000%), 11/02/27	$90,394	0.0
1,917,912	MX Holdings US, Inc. Term Loan B1B, 3.500%, (US0001M + 2.750%), 07/31/25	1,925,344	0.3
885,000	Northstar Group Services, INC. 2020 Term Loan B, 6.500%, (US0003M + 5.500%), 11/09/26	890,531	0.1
3,018,219	Quikrete Holdings Inc Term Loan, 2.615%, (US0001M + 2.500%), 02/01/27	3,018,219	0.5
681,047	Werner FinCo LP 2017 Term Loan, 5.000%, (US0001M + 4.000%), 07/24/24	680,195	0.1
900,319	Zekelman Industries, Inc. 2020 Term Loan, 2.111%, (US0001M + 2.000%), 01/24/27	899,869	0.2
		20,322,196	3.4
	Business Equipment & Services: 9.9%
469,753	24-7 Intouch Inc 2018 Term Loan, 4.865%, (US0001M + 4.750%), 08/25/25	455,661	0.1
3,375,000	AlixPartners, LLP 2021 USD Term Loan B, 3.250%, (US0001M + 2.750%), 02/04/28	3,378,517	0.6

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Business Equipment & Services (continued)
227,726	AqGen Ascensus, Inc. 2020 Term Loan, 5.000%, (US0003M + 4.000%), 12/13/26	$229,178	0.0
548,615	Ascend Learning, LLC 2017 Term Loan B, 4.000%, (US0001M + 3.000%), 07/12/24	550,036	0.1
652,988	Ascend Learning, LLC 2020 Incremental Term Loan, 4.750%, (US0001M + 3.750%), 07/12/24	656,661	0.1
842,898	Big Ass Fans, LLC 2018 Term Loan, 4.750%, (US0003M + 3.750%), 05/21/24	846,717	0.1
897,074	Cambium Learning Group, Inc. Term Loan B, 4.754%, (US0003M + 4.500%), 12/18/25	900,101	0.2
1,090,000	Camelot U.S. Acquisition 1 Co. 2020 Incremental Term Loan B, 4.000%, (US0001M + 3.000%), 10/30/26	1,094,360	0.2
561,051	Cardtronics USA, Inc. Term Loan B, 5.000%, (US0001M + 4.000%), 06/29/27	563,330	0.1
1,400,952	Castle US Holding Corporation USD Term Loan B, 4.004%, (US0003M + 3.750%), 01/29/27	1,392,821	0.2
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	3,445,000	Endure Digital Inc. Term Loan, 3.688%, (US0003M + 3.500%), 02/10/28	$3,441,410	0.6
	1,391,628	EVO Payments International LLC 2018 1st Lien Term Loan, 3.370%, (US0001M + 3.250%), 12/22/23	1,396,629	0.2
	695,000	First Advantage Holdings, LLC 2021 Term Loan B, 3.123%, (US0001M + 3.000%), 01/31/27	694,131	0.1
	173,460	Flexential Intermediate Corporation 2nd Lien Term Loan, 7.482%, (US0003M + 7.250%), 08/01/25	143,538	0.0
	1,246,356	GreenSky Holdings, LLC 2018 Term Loan B, 3.375%, (US0001M + 3.250%), 03/31/25	1,215,197	0.2
EUR	988,388	ION Trading Technologies S.a.r.l. EUR Incremental Term Loan B, 4.250%, (EUR003M + 3.250%), 11/21/24	1,196,641	0.2
	455,634	ION Trading Technologies S.a.r.l. USD Incremental Term Loan B, 5.000%, (US0003M + 4.000%), 11/21/24	457,770	0.1
	1,280,000	Ivanti Software, Inc. 2020 Term Loan B, 5.750%, (US0003M + 4.750%), 12/01/27	1,291,734	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Business Equipment & Services (continued)
1,133,475	KUEHG Corp. 2018 Incremental Term Loan, 4.750%, (US0003M + 3.750%), 02/21/25	$1,103,957	0.2
190,000	Mermaid BidCo Inc USD Term Loan B, 5.000%, (US0002M + 4.250%), 12/10/27	190,950	0.0
1,480,000	Milano Acquisition Corp Term Loan B, 4.750%, (US0003M + 4.000%), 10/01/27	1,477,533	0.2
750,000	Misys (Finastra) USD 2nd Lien Term Loan, 8.250%, (US0006M + 7.250%), 06/13/25	757,500	0.1
517,355	NeuStar, Inc. 2018 Term Loan B4, 4.500%, (US0003M + 3.500%), 08/08/24	500,702	0.1
1,400,000	Nielsen Consumer Inc. 2021 USD Term Loan B, 4.188%, (US0003M + 4.000%), 02/04/28	1,403,937	0.2
2,231,318	Nielsen Finance LLC USD Term Loan B4, 2.119%, (US0001M + 2.000%), 10/04/23	2,232,558	0.4
1,962,143	PI US MergerCo, Inc. USD 2017 1st Lien Term Loan, 4.500%, (US0001M + 3.500%), 01/03/25	1,964,198	0.3
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
2,701,642		Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan, 3.365%, (US0001M + 3.250%), 05/01/25	$2,699,321	0.4
465,000		Protective Industrial Products, Inc 2021 Term Loan, 4.750%, (US0003M + 4.000%), 01/20/28	466,453	0.1
2,964,909		Red Ventures, LLC 2020 Term Loan B2, 2.615%, (US0001M + 2.500%), 11/08/24	2,922,024	0.5
100,000		Renaissance Holding Corp. 2018 2nd Lien Term Loan, 7.115%, (US0003M + 7.000%), 05/29/26	100,125	0.0
1,164,018		Research Now Group, Inc. 2017 1st Lien Term Loan, 6.500%, (US0006M + 5.500%), 12/20/24	1,164,745	0.2
539,039		Rockwood Service Corporation 2020 Term Loan, 4.365%, (US0001M + 4.250%), 01/23/27	542,408	0.1
113,485	(1)	Service Logic Acquisition, Inc Delayed Draw Term Loan, 4.190%, (US0003M + 4.000%), 10/29/27	114,408	0.0
441,515		Service Logic Acquisition, Inc Term Loan, 4.750%, (US0003M + 4.000%), 10/29/27	445,102	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021 (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Business Equipment & Services (continued)
	2,877,079		Solera Holdings, Inc. USD Term Loan B, 2.865%, (US0001M + 2.750%), 03/03/23	$2,877,908	0.5
	3,133,894		Staples, Inc. 7 Year Term Loan, 5.205%, (US0003M + 5.000%), 04/16/26	3,080,793	0.5
	905,631		SurveyMonkey Inc. 2018 Term Loan B, 3.840%, (US0001W + 3.750%), 10/10/25	906,763	0.2
	35,484	(1)	Therma Intermediate LLC 2020 Delayed Draw Term Loan, 4.238%, (US0003M + 4.000%), 12/10/27	35,676	0.0
	184,516		Therma Intermediate LLC, 2020 Term Loan, 4.750%, (US0003M + 4.000%), 12/10/27	185,516	0.0
	220,000		TruGreen Limited Partnership 2020 Term Loan, 4.750%, (US0001M + 4.000%), 11/02/27	221,925	0.0
	2,882,363		Verifone Systems, Inc. 2018 1st Lien Term Loan, 4.182%, (US0003M + 4.000%), 08/20/25	2,820,439	0.5
EUR	1,000,000		Verisure Holding AB 2020 EUR Term Loan B, 3.500%, (EUR006M + 3.500%), 07/20/26	1,210,981	0.2
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,960,016	Verra Mobility Corporation 2020 Term Loan B, 3.365%, (US0001M + 3.250%), 02/28/25	$1,962,956	0.3
2,723,523	Verscend Holding Corp. 2018 Term Loan B, 4.615%, (US0001M + 4.500%), 08/27/25	2,738,843	0.5
635,000	Virtusa Corporation Term Loan B, 4.438%, (US0001M + 4.250%), 12/09/27	640,477	0.1
1,806,316	VS Buyer, LLC Term Loan B, 3.115%, (US0001M + 3.000%), 02/28/27	1,811,585	0.3
1,262,795	West Corporation 2017 Term Loan, 5.000%, (US0003M + 4.000%), 10/10/24	1,246,418	0.2
1,319,014	West Corporation 2018 Term Loan B1, 4.500%, (US0003M + 3.500%), 10/10/24	1,295,032	0.2
1,137,444	Yak Access, LLC 2018 1st Lien Term Loan B, 5.254%, (US0003M + 5.000%), 07/11/25	1,042,658	0.2
225,000	Yak Access, LLC 2018 2nd Lien Term Loan B, 10.238%, (US0003M + 10.000%), 07/10/26	160,125	0.0
		60,228,448	9.9
	Cable & Satellite Television: 2.7%
3,875,912	CSC Holdings, LLC 2019 Term Loan B5, 2.611%, (US0001M + 2.500%), 04/15/27	3,875,307	0.7

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Cable & Satellite Television (continued)
3,098,276	Radiate Holdco, LLC 2020 Term Loan, 4.250%, (US0001M + 3.500%), 09/25/26	$3,111,617	0.5
3,224,649	Telesat Canada Term Loan B5, 2.870%, (US0001M + 2.750%), 12/07/26	3,198,923	0.5
1,180,000	UPC Broadband Holding B.V. 2020 USD Term Loan AT, 2.362%, (US0001M + 2.250%), 04/30/28	1,175,483	0.2
2,124,231	Virgin Media Bristol LLC USD Term Loan N, 2.612%, (US0001M + 2.500%), 01/31/28	2,121,444	0.4
2,551,821	WideOpenWest Finance LLC 2017 Term Loan B, 4.250%, (US0001M + 3.250%), 08/18/23	2,558,731	0.4
		16,041,505	2.7
	Chemicals & Plastics: 3.0%
1,296,698	Alpha 3 B.V. 2017 Term Loan B1, 4.000%, (US0003M + 3.000%), 01/31/24	1,300,345	0.2
559,504	Ascend Performance Materials Operations LLC 2021 Term Loan B, 5.500%, (US0003M + 4.750%), 08/27/26	568,333	0.1
1,260,533	Composite Resins Holding B.V. 2018 Term Loan B, 5.250%, (US0003M + 4.250%), 08/01/25	1,268,412	0.2
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	154,238	Diamond (BC) B.V. 2020 USD Incremental Term Loan, 6.000%, (US0001M + 5.000%), 09/06/24	$154,141	0.0
EUR	670,386	Diamond (BC) B.V. EUR Term Loan, 3.250%, (EUR001M + 3.250%), 09/06/24	807,034	0.1
	906,539	Diamond (BC) B.V. USD Term Loan, 3.115%, (US0001M + 3.000%), 09/06/24	903,352	0.2
	548,250	Emerald Performance Materials, LLC 2020 Term Loan B, 5.000%, (US0001M + 4.000%), 08/12/25	551,506	0.1
	1,609,914	Encapsys, LLC 2020 Term Loan B2, 4.250%, (US0001M + 3.250%), 11/07/24	1,616,957	0.3
	1,600,000	INEOS Styrolution US Holding LLC 2021 USD Term Loan B, 3.250%, (US0001M + 2.750%), 01/29/26	1,603,858	0.3
	275,000	NIC Acquisition Corp. Second Lien Term Loan, 8.500%, (US0003M + 7.750%), 12/29/28	278,781	0.1
	545,000	NIC Acquisition Corp. Term Loan, 4.500%, (US0003M + 3.750%), 12/29/27	546,362	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Chemicals & Plastics (continued)
1,151,936	Polar US Borrower, LLC 2018 1st Lien Term Loan, 4.867%, (US0001M + 4.750%), 10/15/25	$1,150,496	0.2
225,000	Potters Industries, LLC Term Loan B, 4.750%, (US0003M + 4.000%), 12/14/27	226,406	0.0
134,699	PQ Corporation 2020 USD Incremental Term Loan B, 4.000%, (US0003M + 3.000%), 02/07/27	135,064	0.0
3,286,266	Starfruit Finco B.V 2018 USD Term Loan B, 3.111%, (US0001M + 3.000%), 10/01/25	3,282,500	0.5
2,040,819	Tronox Finance LLC Term Loan B, 3.179%, (US0001M + 3.000%), 09/23/24	2,044,391	0.3
2,000,000	Univar Inc. 2017 USD Term Loan B, 2.365%, (US0001M + 2.250%), 07/01/24	2,003,334	0.3
10,984	Univar Inc. 2019 USD Term Loan B5, 2.115%, (US0001M + 2.000%), 07/01/26	10,980	0.0
		18,452,252	3.0
	Consumer, Cyclical: 0.2%
905,000	Mileage Plus Holdings LLC 2020 Term Loan B, 6.250%, (US0003M + 5.250%), 06/25/27	968,520	0.1
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
420,000	WellPet — TL B 1L, 4.500%, (US0003M + 3.750%), 12/21/27	$422,363	0.1
		1,390,883	0.2
	Consumer, Non-cyclical: 0.2%
940,245	Lifescan Global Corporation 2018 1st Lien Term Loan, 6.238%, (US0003M + 6.000%), 10/01/24	912,625	0.2
	Containers & Glass Products: 4.1%
2,050,000	Altium Packaging LLC 2021 Term Loan B, 2.938%, (US0003M + 2.750%), 01/29/28	2,050,000	0.3
2,039,941	Berry Global, Inc. Term Loan Y, 2.121%, (US0001M + 2.000%), 07/01/26	2,041,854	0.3
2,044,415	BWAY Holding Company 2017 Term Loan B, 3.443%, (US0003M + 3.250%), 04/03/24	2,012,653	0.3
2,322,994	Charter NEX US, Inc. 2020 Term Loan, 5.000%, (US0001M + 4.250%), 12/01/27	2,345,808	0.4
1,299,954	Flex Acquisition Company, Inc. 1st Lien Term Loan, 4.000%, (US0003M + 3.000%), 12/29/23	1,300,156	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Containers & Glass Products (continued)
3,769,274	Flex Acquisition Company, Inc. 2018 Incremental Term Loan, 3.238%, (US0003M + 3.000%), 06/29/25	$3,746,892	0.6
589,644	Graham Packaging Company Inc. Term Loan, 4.750%, (US0001M + 3.750%), 08/04/27	591,671	0.1
1,198,419	Plastipak Packaging, Inc. 2018 Term Loan B, 2.620%, (US0001M + 2.500%), 10/14/24	1,200,666	0.2
657,975	Plaze, Inc. 2020 Incremental Term Loan, 5.250%, (US0001M + 4.250%), 08/03/26	658,249	0.1
1,305,505	Reynolds Consumer Products LLC Term Loan, 1.865%, (US0001M + 1.750%), 02/04/27	1,308,116	0.2
1,295,000	Reynolds Group Holdings Inc. 2020 Term Loan B2, 3.365%, (US0001M + 3.250%), 02/05/26	1,292,167	0.2
2,190,775	Reynolds Group Holdings Inc. USD 2017 Term Loan, 2.865%, (US0001M + 2.750%), 02/05/23	2,188,310	0.4
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,760,033	Ring Container Technologies Group, LLC 1st Lien Term Loan, 2.865%, (US0001M + 2.750%), 10/31/24	$1,755,633	0.3
250,000	Tosca Services, LLC 2020 Term Loan B, 5.250%, (US0001M + 4.250%), 07/28/27	251,641	0.1
1,021,864	TricorBraun Hldgs Inc First Lien Term Loan, 6.000%, (PRIME + 2.750%), 11/30/23	1,022,411	0.2
224,024	TricorBraun Holdings, Inc. 2021 Delayed Draw Term Loan, 3.438%, (US0003M + 3.250%), 02/03/28	224,289	0.0
995,976	TricorBraun Holdings, Inc. 2021 Term Loan, 3.438%, (US0003M + 3.250%), 02/03/28	997,152	0.2
		24,987,668	4.1
	Cosmetics/Toiletries: 0.4%
220,652	Anastasia Parent, LLC 2018 Term Loan B, 4.004%, (US0003M + 3.750%), 08/11/25	152,270	0.0
2,166,470	Wellness Merger Sub, Inc. 1st Lien Term Loan, 4.115%, (US0001M + 4.000%), 06/30/24	2,163,086	0.4
		2,315,356	0.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Drugs: 0.3%
1,876,548	Endo Luxembourg Finance Company I S.a r.l. 2017 Term Loan B, 5.000%, (US0003M + 4.250%), 04/29/24	$1,873,617	0.3
	Ecological Services & Equipment: 0.2%
1,124,207	GFL Environmental Inc. 2020 Term Loan, 3.500%, (US0003M + 3.000%), 05/30/25	1,130,832	0.2
	Electronics/Electrical: 12.4%
19,231	Allegro Microsystems, Inc. Term Loan, 4.500%, (US0002M + 4.000%), 09/30/27	19,207	0.0
1,128,404	ASG Technologies Group, Inc. 2018 Term Loan, 4.500%, (US0001M + 3.500%), 07/31/24	1,111,478	0.2
2,119,199	Barracuda Networks, Inc. 1st Lien Term Loan, 4.500%, (US0003M + 3.750%), 02/12/25	2,131,385	0.3
60,000	Barracuda Networks, Inc. 2020 2nd Lien Term Loan, 7.500%, (US0003M + 6.750%), 10/30/28	61,200	0.0
3,366,624	BMC Software Finance, Inc. 2018 USD Term Loan B, 3.898%, (US0003M + 3.750%), 10/02/25	3,375,579	0.6
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
330,835	Brave Parent Holdings, Inc. 1st Lien Term Loan, 4.115%, (US0001M + 4.000%), 04/18/25	$332,592	0.1
1,172,841	By Crown Parent, LLC Term Loan B1, 4.000%, (US0001M + 3.000%), 02/02/26	1,178,949	0.2
748,883	CentralSquare Technologies, LLC 2018 1st Lien Term Loan, 4.004%, (US0003M + 3.750%), 08/29/25	718,927	0.1
1,065,000	Cloudera, Inc. Term Loan B, 3.250%, (US0001M + 2.500%), 12/17/27	1,067,662	0.2
1,288,767	Cohu, Inc. 2018 Term Loan B, 3.115%, (US0001M + 3.000%), 10/01/25	1,286,351	0.2
320,000	CommerceHub, Inc. 2020 Term Loan B, 4.750%, (US0001M + 4.000%), 12/29/27	322,000	0.1
995,042	Cornerstone OnDemand, Inc. Term Loan B, 4.361%, (US0001M + 4.250%), 04/22/27	1,002,629	0.2
1,165,000	Delta TopCo, Inc. 2020 Term Loan B, 4.500%, (US0003M + 3.750%), 12/01/27	1,173,009	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Electronics/Electrical (continued)
1,648,022	Dynatrace LLC 2018 1st Lien Term Loan, 2.365%, (US0001M + 2.250%), 08/22/25	$1,653,429	0.3
1,156,836	EagleView Technology Corporation 2018 Add On Term Loan B, 3.690%, (US0003M + 3.500%), 08/14/25	1,145,750	0.2
261,009	Electrical Components International, Inc. 2018 1st Lien Term Loan, 4.365%, (US0001M + 4.250%), 06/26/25	256,332	0.0
1,854,100	Epicor Software Corporation 2020 Term Loan, 4.000%, (US0001M + 3.250%), 07/30/27	1,866,532	0.3
1,709,890	Go Daddy Operating Company, LLC 2017 Repriced Term Loan, 1.865%, (US0001M + 1.750%), 02/15/24	1,710,668	0.3
1,350,000	Grab Holdings Inc Term Loan B, 5.500%, (US0006M + 4.500%), 01/29/26	1,354,782	0.2
2,040,000	Greeneden U.S. Holdings II, LLC 2020 USD Term Loan B, 4.750%, (US0001M + 4.000%), 12/01/27	2,051,220	0.3
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	1,322,025	Helios Software Holdings, Inc. USD Term Loan, 4.519%, (US0006M + 4.250%), 10/24/25	$1,326,983	0.2
	3,282,133	Hyland Software, Inc. 2018 1st Lien Term Loan, 4.250%, (US0001M + 3.500%), 07/01/24	3,298,544	0.5
	1,322,235	Imperva, Inc. 1st Lien Term Loan, 5.000%, (US0003M + 4.000%), 01/12/26	1,330,086	0.2
	2,741,106	Informatica LLC, 2020 USD Term Loan B, 3.365%, (US0001M + 3.250%), 02/25/27	2,742,630	0.5
	2,215,000	LogMeIn, Inc. Term Loan B, 4.874%, (US0001M + 4.750%), 08/31/27	2,218,923	0.4
	203,996	MA FinanceCo., LLC USD Term Loan B3, 2.865%, (US0001M + 2.750%), 06/21/24	202,126	0.0
	2,966,636	McAfee, LLC 2018 USD Term Loan B, 3.865%, (US0001M + 3.750%), 09/30/24	2,977,965	0.5
	3,966,609	MH Sub I, LLC 2017 1st Lien Term Loan, 3.615%, (US0001M + 3.500%), 09/13/24	3,961,032	0.7
EUR	985,000	OVH Groupe SAS EUR Term Loan B, 3.250%, (EUR001M + 3.250%), 12/04/26	1,192,166	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Electronics/Electrical (continued)
920,000	Panther Commercial Holdings L.P Term Loan, 4.712%, (US0003M + 4.500%), 01/07/28	$922,013	0.1
142,992	Planview Parent, Inc. Delayed Draw Term Loan, 4.750%, (US0003M + 4.000%), 12/17/27	143,797	0.0
1,002,008	Planview Parent, Inc. Term Loan, 4.750%, (US0003M + 4.000%), 12/17/27	1,007,644	0.2
2,167,351	Project Boost Purchaser, LLC 2019 Term Loan B, 3.615%, (US0001M + 3.500%), 06/01/26	2,164,913	0.4
1,073,536	Project Leopard Holdings, Inc. 2019 Term Loan, 5.250%, (US0003M + 4.250%), 07/07/23	1,078,400	0.2
1,110,593	Quest Software US Holdings Inc. 2018 1st Lien Term Loan, 4.462%, (US0003M + 4.250%), 05/16/25	1,115,452	0.2
860,000	Quest Software US Holdings Inc. 2018 2nd Lien Term Loan, 8.462%, (US0003M + 8.250%), 05/18/26	859,355	0.1
3,645,000	Rackspace Hosting, Inc. 2021 Term Loan, 3.500%, (US0003M + 2.750%), 02/03/28	3,649,782	0.6
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,077,300	Redstone Buyer LLC Term Loan, 6.000%, (US0003M + 5.000%), 09/01/27	$1,092,618	0.2
1,195,140	Riverbed Technology, Inc. 2020 Term Loan B, 7.000%, (US0003M + 6.000%), 12/31/25	1,164,066	0.2
2,145,269	Rocket Software, Inc. 2018 Term Loan, 4.365%, (US0001M + 4.250%), 11/28/25	2,153,910	0.4
435,000	Sabre GLBL Inc. 2020 Term Loan B, 4.750%, (US0001M + 4.000%), 12/17/27	440,619	0.1
1,345,274	Seattle Spinco, Inc. USD Term Loan B3, 2.865%, (US0001M + 2.750%), 06/21/24	1,332,942	0.2
3,184,666	SolarWinds Holdings, Inc. 2018 Term Loan B, 2.865%, (US0001M + 2.750%), 02/05/24	3,143,364	0.5
845,338	SonicWall US Holdings Inc. 1st Lien Term Loan, 3.682%, (US0003M + 3.500%), 05/16/25	837,413	0.1
270,000	SonicWall US Holdings Inc. 2nd Lien Term Loan, 7.682%, (US0003M + 7.500%), 05/18/26	255,825	0.0
660,051	Surf Holdings, LLC USD Term Loan, 3.726%, (US0003M + 3.500%), 03/05/27	658,607	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Electronics/Electrical (continued)
1,236,275		Tech Data Corporation ABL Term Loan, 3.615%, (US0001M + 3.500%), 06/30/25	$1,246,629	0.2
527,203	(2)	Travelport Finance (Luxembourg) S.a.r.l. 2019 Term Loan, 5.254%, (US0003M + 5.000%) (PIK Rate 6.500%, Cash Rate 0.000%), 05/29/26	414,513	0.1
785,992	(2)	Travelport Finance (Luxembourg) S.a.r.l. 2020 Super Priority Term Loan, 2.500%, (US0003M + 6.500%) (PIK Rate 6.500%, Cash Rate 0.000%), 02/28/25	783,634	0.1
1,143,432		TTM Technologies, Inc. 2017 Term Loan, 2.623%, (US0001M + 2.500%), 09/28/24	1,146,469	0.2
3,182,006		Ultimate Software Group Inc(The) Term Loan B, 3.865%, (US0001M + 3.750%), 05/04/26	3,203,313	0.5
1,499,988		Veritas US Inc. 2020 USD Term Loan B, 6.500%, (US0003M + 5.500%), 09/01/25	1,511,425	0.2
661,753		Weld North Education, LLC 2020 Term Loan B, 4.750%, (US0001M + 4.000%), 12/21/27	663,739	0.1
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,261,509	Xperi Corporation 2020 Term Loan B, 4.115%, (US0001M + 4.000%), 06/01/25	$1,272,548	0.2
		75,333,126	12.4
	Equipment Leasing: 0.1%
580,000	Rent-A-Center, Inc. 2021 Term Loan B, 4.188%, (US0003M + 4.000%), 01/17/28	585,075	0.1
	Financial: 0.1%
755,807	Blucora, Inc. 2017 Term Loan B, 5.000%, (US0003M + 4.000%), 05/22/24	758,642	0.1
	Financial Intermediaries: 2.9%
630,000	Advisor Group, Inc. 2021 Term Loan, 4.615%, (US0001M + 4.500%), 07/31/26	632,166	0.1
2,190,166	Blackhawk Network Holdings, Inc 2018 1st Lien Term Loan, 3.115%, (US0001M + 3.000%), 06/15/25	2,171,784	0.4
735,020	Blackstone Mortgage Trust, Inc. 2019 Term Loan B, 2.365%, (US0001M + 2.250%), 04/23/26	727,669	0.1
1,535,000	Citadel Securities LP 2021 Term Loan B, 2.688%, (US0003M + 2.500%), 02/29/28	1,528,524	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Financial Intermediaries (continued)
1,727,815	Cushman & Wakefield U.S. Borrower, LLC 2020 Term Loan B, 2.865%, (US0001M + 2.750%), 08/21/25	$1,719,330	0.3
1,211,403	Deerfield Dakota Holding, LLC 2020 USD Term Loan B, 4.750%, (US0001M + 3.750%), 04/09/27	1,220,272	0.2
3,144,578	Edelman Financial Center, LLC 2018 1st Lien Term Loan, 3.115%, (US0001M + 3.000%), 07/21/25	3,126,563	0.5
2,076,269	First Eagle Holdings, Inc. 2020 Term Loan B, 2.754%, (US0003M + 2.500%), 02/01/27	2,074,971	0.3
2,198,319	Focus Financial Partners, LLC 2020 Term Loan, 2.115%, (US0001M + 2.000%), 07/03/24	2,195,723	0.4
370,702	VFH Parent LLC 2019 Term Loan B, 3.111%, (US0001M + 3.000%), 03/01/26	371,959	0.1
1,901,388	Victory Capital Holdings, Inc. 2021 Term Loan B, 2.439%, (US0001W + 2.250%), 07/01/26	1,899,012	0.3
		17,667,973	2.9
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Food Products: 1.8%
	1,527,378	8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan, 3.611%, (US0001M + 3.500%), 10/01/25	$1,534,197	0.3
	666,213	Atkins Nutritionals Holdings II, Inc. 2017 Term Loan B, 4.750%, (US0001M + 3.750%), 07/07/24	671,730	0.1
	2,056,191	B&G Foods, Inc. 2019 Term Loan B4, 2.615%, (US0001M + 2.500%), 10/10/26	2,063,351	0.3
	304,784	CHG PPC Parent LLC 2018 Term Loan B, 2.865%, (US0001M + 2.750%), 03/31/25	304,022	0.1
EUR	445,000	Froneri International PLC 2020 EUR Term Loan, 2.625%, (EUR006M + 2.625%), 01/29/27	535,573	0.1
	1,452,274	Froneri International PLC 2020 USD Term Loan, 2.365%, (US0001M + 2.250%), 01/29/27	1,441,628	0.2
	1,340,000	IRB Holding Corp 2020 Fourth Amendment Incremental Term Loan, 4.250%, (US0003M + 3.250%), 12/15/27	1,347,433	0.2
	2,002,787	IRB Holding Corp 2020 Term Loan B, 3.750%, (US0006M + 2.750%), 02/05/25	2,003,882	0.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021 (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Food Products (continued)
605,000	(3	),(4),(5)	NPC International, Inc. 2nd Lien Term Loan, 7.688%, (US0003M + 7.500%), 04/18/25	$13,612	0.0
905,000			Weber-Stephen Products LLC Term Loan B, 4.000%, (US0001M + 3.250%), 10/30/27	910,253	0.2
				10,825,681	1.8
			Food Service: 1.6%
181,996			Fogo De Chao, Inc. 2018 Add On Term Loan, 5.250%, (US0003M + 4.250%), 04/07/25	169,711	0.0
2,798,325			Golden Nugget, Inc. 2017 Incremental Term Loan B, 3.250%, (US0002M + 2.500%), 10/04/23	2,775,762	0.5
2,172,770			H Food Holdings LLC 2018 Term Loan B, 3.802%, (US0001M + 3.688%), 05/23/25	2,165,300	0.4
523,269			Tacala, LLC 1st Lien Term Loan, 4.500%, (US0001M + 3.750%), 02/05/27	523,989	0.1
1,450,263			US Foods, Inc. 2019 Term Loan B, 2.115%, (US0001M + 2.000%), 09/13/26	1,431,379	0.2
2,000,000			Welbilt, Inc. 2018 Term Loan B, 2.615%, (US0001M + 2.500%), 10/23/25	1,962,500	0.3
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	430,000	Zaxbys Operating Company LLC 1st Lien Term Loan, 4.500%, (US0001M + 3.750%), 12/28/27	$433,673	0.1
			9,462,314	1.6
		Food/Drug Retailers: 1.2%
EUR	750,000	CD&R Firefly Bidco Limited 2018 EUR Term Loan B2, 3.250%, (EUR006M + 3.250%), 06/23/25	906,421	0.1
	2,217,139	EG Finco Limited 2018 USD Term Loan, 4.254%, (US0003M + 4.000%), 02/07/25	2,216,584	0.4
	1,093,431	Moran Foods, LLC 2020 2nd Lien Term Loan, 11.750%, (US0003M + 10.750%), 10/01/24	940,351	0.2
	845,356	Moran Foods, LLC 2020 Term Loan, 8.000%, (US0003M + 7.000%), 04/01/24	929,892	0.1
	962,131	Portillos Holdings, LLC 2019 1st Lien Term Loan B3, 6.500%, (US0003M + 5.500%), 09/06/24	964,135	0.2
	1,176,611	United Natural Foods, Inc. Term Loan B, 4.371%, (US0001M + 3.500%), 10/22/25	1,181,832	0.2
			7,139,215	1.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Forest Products: 0.2%
1,115,181	LABL, Inc. 2021 USD Term Loan B, 4.191%, (US0001M + 4.000%), 07/01/26	$1,121,977	0.2
	Health Care: 8.1%
474,582	Accelerated Health Systems, LLC Term Loan B, 3.611%, (US0001M + 3.500%), 10/31/25	473,395	0.1
1,550,000	ADMI Corp. 2020 Incremental Term Loan, 3.750%, (US0001W + 4.000%), 12/23/27	1,546,852	0.3
1,297,209	Air Methods Corporation 2017 Term Loan B, 4.500%, (US0003M + 3.500%), 04/22/24	1,262,462	0.2
265,000	Albany Molecular Research, Inc. 2020 Incremental Term Loan, 4.500%, (US0003M + 3.500%), 08/30/24	267,484	0.0
585,000	ASP Navigate Acquisition Corp Term Loan, 5.500%, (US0003M + 4.500%), 10/06/27	588,656	0.1
2,440,000	Athenahealth, Inc. 2021 Term Loan B1, 4.453%, (US0003M + 4.250%), 02/11/26	2,458,300	0.4
4,141,383	Bausch Health Companies, Inc. 2018 Term Loan B, 3.118%, (US0001M + 3.000%), 06/02/25	4,152,813	0.7
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
122,901	(1)	Cano Health LLC Delayed Draw Term Loan, 4.988%, (US0003M + 4.750%), 11/19/27	$123,150	0.0
337,099		Cano Health LLC Term Loan, 5.500%, (US0003M + 4.750%), 11/19/27	337,784	0.1
510,000		CBI Buyer, Inc. Term Loan, 3.750%, (US0001M + 3.250%), 01/06/28	511,434	0.1
3,088,221		Change Healthcare Holdings LLC 2017 Term Loan B, 3.500%, (US0001M + 2.500%), 03/01/24	3,095,460	0.5
1,293,198		Da Vinci Purchaser Corp. 2019 Term Loan, 5.000%, (US0003M + 4.000%), 01/08/27	1,299,865	0.2
1,868,572		DaVita, Inc. 2020 Term Loan B, 1.865%, (US0001M + 1.750%), 08/12/26	1,866,767	0.3
1,306,796		DentalCorp Perfect Smile ULC 1st Lien Term Loan, 4.750%, (US0001M + 3.750%), 06/06/25	1,301,569	0.2
3,077,914		Envision Healthcare Corporation 2018 1st Lien Term Loan, 3.865%, (US0001M + 3.750%), 10/10/25	2,656,899	0.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Health Care (continued)
370,000	eResearchTechnology, Inc. 2020 1st Lien Term Loan, 4.688%, (US0003M + 4.500%), 02/04/27	$372,180	0.1
2,845,184	ExamWorks Group, Inc. 2017 Term Loan, 4.250%, (US0003M + 3.250%), 07/27/23	2,856,616	0.5
1,510,000	Global Medical Response, Inc. 2020 Term Loan B, 5.750%, (US0003M + 4.750%), 10/02/25	1,514,314	0.2
1,882,908	GoodRx, Inc. 1st Lien Term Loan, 2.865%, (US0001M + 2.750%), 10/10/25	1,883,580	0.3
1,959,729	Inovalon Holdings, Inc. 2020 Term Loan B1, 2.875%, (US0001M + 2.750%), 04/02/25	1,964,873	0.3
549,629	Medical Solutions L.L.C. 2017 Term Loan, 5.500%, (US0003M + 4.500%), 06/14/24	551,346	0.1
2,346,278	MPH Acquisition Holdings LLC 2016 Term Loan B, 3.750%, (US0003M + 2.750%), 06/07/23	2,346,719	0.4
420,000	nThrive, Inc. 2021 1st Lien Term Loan, 4.500%, (US0006M + 3.750%), 01/15/28	421,662	0.1
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
720,689	Ortho-Clinical Diagnostics SA 2018 Term Loan B, 3.363%, (US0001M + 3.250%), 06/30/25	$722,441	0.1
890,000	Packaging Coordinators Midco, Inc. 2020 Term Loan, 4.500%, (US0003M + 3.750%), 11/30/27	894,728	0.1
646,482	Pathway Vet Alliance LLC 2021 Term Loan, 3.871%, (US0001M + 3.750%), 03/31/27	647,998	0.1
960,000	PetVet Care Centers, LLC 2021 Term Loan B3, 4.250%, (US0001M + 3.500%), 02/14/25	962,700	0.2
1,745,250	Phoenix Guarantor Inc 2020 Term Loan B, 3.361%, (US0001M + 3.250%), 03/05/26	1,741,324	0.3
315,000	Pluto Acquisition I, Inc. 2020 Incremental Term Loan B, 5.500%, (US0001M + 5.000%), 06/22/26	318,544	0.1
886,667	PointClickCare Technologies, Inc. Term Loan B, 3.750%, (US0003M + 3.000%), 12/29/27	891,654	0.1
930,000	PPD, Inc. Initial Term Loan, 2.750%, (US0001M + 2.250%), 01/13/28	934,360	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Health Care (continued)
	1,940,826	RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B, 3.865%, (US0001M + 3.750%), 11/16/25	$1,945,237	0.3
	610,000	RxBenefits, Inc. 2020 Term Loan, 6.000%, (US0003M + 5.250%), 12/17/27	610,763	0.1
	1,510,000	Sotera Health Holdings, LLC 2021 Term Loan, 3.250%, (US0003M + 2.750%), 12/11/26	1,513,145	0.2
EUR	750,000	Sunrise Medical 2018 EUR Term Loan B, 3.250%, (EUR003M + 3.250%), 04/16/25	904,347	0.1
	610,000	Unified Physician Management, LLC 2020 Term Loan, 5.000%, (US0003M + 4.250%), 12/16/27	615,338	0.1
	2,725,593	Vizient, Inc. 2020 Term Loan B6, 2.115%, (US0001M + 2.000%), 05/06/26	2,730,987	0.5
			49,287,746	8.1
		Home Furnishings: 0.3%
	1,718,183	Prime Security Services Borrower, LLC 2021 Term Loan, 3.500%, (US0003M + 2.750%), 09/23/26	1,722,049	0.3
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Industrial: 0.9%
3,091,415	Cornerstone Building Brands, Inc. 2018 Term Loan, 3.860%, (US0001M + 3.750%), 04/12/25	$3,101,719	0.5
2,315,376	XPO Logistics, Inc. 2018 Term Loan B, 2.115%, (US0003M + 2.000%), 02/24/25	2,320,199	0.4
		5,421,918	0.9
	Industrial Equipment: 2.2%
1,245,000	Alliance Laundry Systems LLC Term Loan B, 4.250%, (US0003M + 3.500%), 10/08/27	1,251,559	0.2
2,138,961	APi Group DE, Inc. Term Loan B, 2.615%, (US0001M + 2.500%), 10/01/26	2,142,971	0.4
518,682	CPM Holdings, Inc. 2018 1st Lien Term Loan, 3.623%, (US0001M + 3.500%), 11/17/25	514,684	0.1
923,516	EWT Holdings III Corp. 2020 Term Loan, 2.615%, (US0001M + 2.500%), 12/20/24	927,413	0.2
2,556,238	Filtration Group Corporation 2018 1st Lien Term Loan, 3.115%, (US0001M + 3.000%), 03/29/25	2,545,454	0.4
1,245,614	Gardner Denver, Inc. 2020 USD Term Loan B, 2.865%, (US0001M + 2.750%), 03/01/27	1,243,927	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Industrial Equipment (continued)
1,178,700	Granite Holdings US Acquisition Co. 2021 Term Loan B, 4.169%, (US0003M + 4.000%), 09/30/26	$1,181,647	0.2
510,000	I-Logic Technologies Bidco Limited 2021 USD Term Loan B, 4.188%, (US0003M + 4.000%), 02/04/28	513,825	0.1
643,686	Kenan Advantage Group, Inc. 2015 Term Loan, 4.000%, (US0001M + 3.000%), 07/31/22	640,065	0.1
233,739	Kenan Advantage Group, Inc. CAD Term Loan B, 4.000%, (US0001M + 3.000%), 07/31/22	232,424	0.0
694,876	Star US Bidco LLC Term Loan B, 5.250%, (US0001M + 4.250%), 03/17/27	694,007	0.1
1,140,888	Vertical Midco GmbH USD Term Loan B, 4.478%, (US0006M + 4.250%), 07/30/27	1,152,367	0.2
		13,040,343	2.2
	Insurance: 5.8%
3,739,689	Acrisure, LLC 2020 Term Loan B, 3.615%, (US0001M + 3.500%), 02/15/27	3,723,328	0.6
1,816,208	Alera Group Holdings, Inc. 2018 Term Loan B, 4.500%, (US0001M + 4.000%), 08/01/25	1,821,884	0.3
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
3,172,006		Alliant Holdings Intermediate, LLC 2018 Term Loan B, 3.365%, (US0001M + 3.250%), 05/09/25	$3,154,182	0.5
350,000		Applied Systems, Inc. 2017 2nd Lien Term Loan, 8.000%, (US0003M + 7.000%), 09/19/25	353,500	0.1
636,282		Aretec Group, Inc. 2018 Term Loan, 4.365%, (US0001M + 4.250%), 10/01/25	636,812	0.1
3,967,769		AssuredPartners, Inc. 2020 Term Loan B, 3.623%, (US0001M + 3.500%), 02/12/27	3,962,809	0.7
2,008,323		CCC Information Services, Inc. 2017 1st Lien Term Loan, 4.000%, (US0001M + 3.000%), 04/29/24	2,014,778	0.3
4,076,185		Hub International Limited 2018 Term Loan B, 2.965%, (US0003M + 2.750%), 04/25/25	4,038,737	0.7
3,791,356		NFP Corp. 2020 Term Loan, 3.365%, (US0001M + 3.250%), 02/15/27	3,764,699	0.6
165,762	(1)	OneDigital Borrower LLC 2020 Delayed Draw Term Loan, 4.688%, (US0003M + 4.500%), 11/16/27	167,212	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021 (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Insurance (continued)
1,679,238			OneDigital Borrower LLC 2020 Term Loan, 5.500%, (US0003M + 4.500%), 11/16/27	$1,693,931	0.3
737,525			Ryan Specialty Group, LLC Term Loan, 4.000%, (US0001M + 3.250%), 09/01/27	741,789	0.1
4,970,444			Sedgwick Claims Management Services, Inc. 2018 Term Loan B, 3.365%, (US0001M + 3.250%), 12/31/25	4,944,657	0.8
3,904,314			USI, Inc. 2017 Repriced Term Loan, 3.254%, (US0003M + 3.000%), 05/16/24	3,881,654	0.7
				34,899,972	5.8
			Leisure Good/Activities/Movies: 3.0%
259,364	(3	),(4),(5)	24 Hour Fitness Worldwide, Inc. 2020 Exit Term Loan, 5.240%, (US0003M + 5.000%), 12/29/25	228,888	0.0
464,602			Alterra Mountain Company 2020 Term Loan B, 5.500%, (US0001M + 4.500%), 08/01/26	468,861	0.1
1,299,093			AMC Entertainment Holdings Inc. 2019 Term Loan B, 5.250%, (US0003M + 3.000%), 04/22/26	1,113,972	0.2
Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	535,000		Arches Buyer Inc. 2020 Term Loan, 4.250%, (US0001M + 3.250%), 12/06/27	$536,605	0.1
	1,159,907		ClubCorp Club Operations, Inc. 2017 Incremental Term Loan, 3.004%, (US0003M + 2.750%), 09/18/24	1,099,302	0.2
	12,796	(2)	Crown Finance US, Inc. 2020 Term Loan B1, 7.000%, (US0003M + 7.000%) (PIK Rate 8.250%, Cash Rate 0.000%), 05/23/24	16,384	0.0
	1,509,884		Fitness International, LLC 2018 Term Loan B, 4.250%, (US0001M + 3.250%), 04/18/25	1,371,636	0.2
EUR	565		Fluidra S.A. EUR Term Loan B, 2.000%, (EUR001M + 2.000%), 07/02/25	684	0.0
	903,554		Fluidra S.A. USD Term Loan B, 2.115%, (US0001M + 2.000%), 07/02/25	903,836	0.1
	832,232		GVC Holdings (Gibraltar) Limited 2020 USD Term Loan B3, 3.250%, (US0003M + 2.250%), 03/29/24	834,313	0.1
EUR	1,000,000		GVC Holdings PLC 2019 EUR Term Loan B, 2.500%, (EUR003M + 2.500%), 03/29/24	1,209,567	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Leisure Good/Activities/ Movies (continued)
	2,141,954	Intrawest Resorts Holdings, Inc. Term Loan B1, 2.865%, (US0001M + 2.750%), 07/31/24	$2,135,796	0.4
	206,494	Kingpin Intermediate Holdings LLC 2018 Term Loan B, 4.500%, (US0001M + 3.500%), 07/03/24	203,784	0.0
	1,604,497	Playtika Holding Corp Term Loan B, 7.000%, (US0003M + 6.000%), 12/10/24	1,613,665	0.3
	520,000	RV Retailer, LLC Term Loan B, 6.250%, (US0003M + 4.000%), 01/28/28	519,350	0.1
	1,133,826	SRAM, LLC 2018 Term Loan B, 3.750%, (US0003M + 2.750%), 03/15/24	1,137,370	0.2
EUR	1,165,105	Thor Industries, Inc. EUR Term Loan B, 4.000%, (EUR001M + 4.000%), 02/01/26	1,414,544	0.2
	2,193,534	Thor Industries, Inc. USD Term Loan B, 3.875%, (US0001M + 3.750%), 02/01/26	2,203,817	0.4
	1,098,035	WeddingWire, Inc. 1st Lien Term Loan, 4.711%, (US0003M + 4.500%), 12/19/25	1,090,486	0.2
	15,000	WeddingWire, Inc. 2nd Lien Term Loan, 8.462%, (US0003M + 8.250%), 12/21/26	14,100	0.0
			18,116,960	3.0
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Lodging & Casinos: 4.4%
2,223,803	Aristocrat Leisure Limited 2020 Incremental Term Loan B, 4.750%, (US0003M + 3.750%), 10/19/24	$2,241,276	0.4
3,624,915	Caesars Resort Collection, LLC 2017 1st Lien Term Loan B, 2.865%, (US0001M + 2.750%), 12/23/24	3,596,471	0.6
2,138,388	Caesars Resort Collection, LLC 2020 Term Loan B1, 4.615%, (US0001M + 4.500%), 07/21/25	2,147,743	0.3
3,465,020	Everi Payments Inc. Term Loan B, 3.500%, (US0001M + 2.750%), 05/09/24	3,449,860	0.6
3,039,559	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 3.750%, (US0001M + 3.000%), 10/21/24	3,022,461	0.5
447,475	Hilton Worldwide Finance, LLC 2019 Term Loan B2, 1.868%, (US0001M + 1.750%), 06/22/26	446,915	0.1
3,198,280	PCI Gaming Authority Term Loan, 2.615%, (US0001M + 2.500%), 05/29/26	3,198,280	0.5
3,768,552	Scientific Games International, Inc. 2018 Term Loan B5, 2.865%, (US0001M + 2.750%), 08/14/24	3,713,987	0.6

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021 (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Lodging & Casinos (continued)
3,335,719			Stars Group Holdings B.V. (The) 2018 USD Incremental Term Loan, 3.754%, (US0003M + 3.500%), 07/10/25	$3,352,601	0.5
1,567,975			Station Casinos LLC 2020 Term Loan B, 2.500%, (US0001M + 2.250%), 02/08/27	1,553,721	0.3
				26,723,315	4.4
			Nonferrous Metals/Minerals: 0.5%
1,206,228	(3	),(4),(5)	Covia Holdings Corporation 2020 PIK Take Back Term Loan, 5.000%, (US0003M + 4.000%), 07/31/26	1,160,994	0.2
1,786,173			U.S. Silica Company 2018 Term Loan B, 5.000%, (US0001M + 4.000%), 05/01/25	1,696,493	0.3
				2,857,487	0.5
			Oil & Gas: 0.6%
895,000			Encino Acquisition Partners Holdings, LLC 2018 2nd Lien Term Loan, 7.750%, (US0001M + 6.750%), 10/29/25	836,825	0.1
855,013			Glass Mountain Pipeline Holdings, LLC Term Loan B, 5.500%, (US0003M + 4.500%), 12/23/24	363,381	0.1
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,355,471	HGIM Corp. 2018 Exit Term Loan, 7.000%, (US0003M + 6.000%), 07/02/23	$792,950	0.1
462,440	Lucid Energy Group II LLC Incremental Term Loan B2, 4.000%, (US0001M + 3.000%), 02/19/25	443,017	0.1
1,152,304	Oryx Midstream Holdings LLC Term Loan B, 4.115%, (US0001M + 4.000%), 05/22/26	1,132,498	0.2
		3,568,671	0.6
	Publishing: 0.4%
384,038	Alchemy Copyrights, LLC Term Loan B, 4.000%, (US0001M + 3.250%), 08/16/27	385,958	0.1
695,376	Meredith Corporation 2020 Incremental Term Loan B, 5.250%, (US0003M + 4.250%), 01/31/25	710,732	0.1
1,417,112	Meredith Corporation 2020 Term Loan B2, 2.615%, (US0001M + 2.500%), 01/31/25	1,412,978	0.2
		2,509,668	0.4
	Radio & Television: 4.8%
2,701,263	Clear Channel Outdoor Holdings, Inc. Term Loan B, 3.711%, (US0003M + 3.500%), 08/21/26	2,633,169	0.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Radio & Television (continued)
1,228,628	Cumulus Media New Holdings Inc. Term Loan B, 4.750%, (US0003M + 3.750%), 03/31/26	$1,224,021	0.2
2,407,500	Diamond Sports Group, LLC Term Loan, 3.370%, (US0001M + 3.250%), 08/24/26	1,850,766	0.3
2,352,072	Entercom Media Corp. 2019 Term Loan, 2.618%, (US0001M + 2.500%), 11/18/24	2,325,978	0.4
2,085,570	iHeartCommunications, Inc. 2020 Term Loan, 3.115%, (US0001M + 3.000%), 05/01/26	2,070,362	0.3
2,964,413	NASCAR Holdings, Inc Term Loan B, 2.865%, (US0001M + 2.750%), 10/19/26	2,967,194	0.5
4,786,310	Nexstar Broadcasting, Inc. 2019 Term Loan B4, 2.873%, (US0001M + 2.750%), 09/18/26	4,798,606	0.8
3,801,591	Sinclair Television Group Inc. Term Loan B2B, 2.620%, (US0001M + 2.500%), 09/30/26	3,798,025	0.6
4,125,754	Terrier Media Buyer, Inc. 2021 Term Loan, 3.615%, (US0001M + 3.500%), 12/17/26	4,127,367	0.7
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,616,253	Univision Communications Inc. 2020 Term Loan B, 4.750%, (US0001M + 3.750%), 03/15/26	$1,627,365	0.3
1,510,073	Univision Communications Inc. Term Loan C5, 3.750%, (US0001M + 2.750%), 03/15/24	1,510,073	0.3
		28,932,926	4.8
	Retailers (Except Food & Drug): 3.3%
2,263,502	Bass Pro Group, LLC Term Loan B, 5.750%, (US0001M + 5.000%), 09/25/24	2,271,519	0.4
1,902,256	BJs Wholesale Club, Inc. 2017 1st Lien Term Loan, 2.112%, (US0003M + 2.000%), 02/03/24	1,908,849	0.3
1,125,000	CNT Holdings I Corp 2020 Term Loan, 4.500%, (US0006M + 3.750%), 11/08/27	1,132,207	0.2
4,119,675	Harbor Freight Tools USA, Inc. 2020 Term Loan B, 4.000%, (US0001M + 3.250%), 10/19/27	4,142,848	0.7
2,827,285	Leslies Poolmart, Inc. 2016 Term Loan, 3.615%, (US0001M + 3.500%), 08/16/23	2,830,624	0.5
586,894	Mens Wearhouse, Inc. (The) 2020 Take Back Term Loan, 9.000%, (US0003M + 8.000%), 12/01/25	497,393	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Retailers (Except Food & Drug) (continued)
	275,193	Mens Wearhouse, Inc. (The) 2020 Term Loan, 11.192%, (US0003M + 11.000%), 06/01/25	$266,938	0.0
EUR	4,659,551	Peer Holding III B.V. 2018 EUR Term Loan B, 3.250%, (EUR006M + 3.250%), 03/08/25	5,625,150	0.9
	1,426,204	Petco Animal Supplies, Inc. 2017 Term Loan B, 4.250%, (US0003M + 3.250%), 01/26/23	1,426,855	0.2
			20,102,383	3.3
		Surface Transport: 1.2%
	3,242,937	Navistar International Corporation 2017 1st Lien Term Loan B, 3.620%, (US0001M + 3.500%), 11/06/24	3,251,044	0.5
	2,219,209	PODS, LLC 2018 1st Lien Term Loan, 3.750%, (US0001M + 2.750%), 12/06/24	2,228,085	0.4
	1,162,622	Savage Enterprises LLC 2020 Term Loan B, 3.120%, (US0001M + 3.000%), 08/01/25	1,166,567	0.2
	372,938	XPO Logistics, Inc. 2019 Term Loan B1, 2.611%, (US0001M + 2.500%), 02/24/25	374,010	0.1
			7,019,706	1.2
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Technology: 0.4%
2,715,346	Misys (Finastra) — TL B 1L, 4.500%, (US0003M + 3.500%), 06/13/24	$2,691,277	0.4
	Telecommunications: 7.0%
1,171,292	Altice Financing SA 2017 USD Term Loan B, 2.857%, (US0001M + 2.750%), 07/15/25	1,162,925	0.2
1,141,314	Altice Financing SA USD 2017 1st Lien Term Loan, 2.865%, (US0001M + 2.750%), 01/31/26	1,132,183	0.2
3,866,802	Altice France S.A. USD Term Loan B11, 2.865%, (US0001M + 2.750%), 07/31/25	3,830,895	0.6
1,944,969	Altice France S.A. USD Term Loan B12, 3.800%, (US0001M + 3.688%), 01/31/26	1,946,640	0.3
3,249,336	Asurion LLC 2018 Term Loan B6, 3.115%, (US0001M + 3.000%), 11/03/23	3,248,660	0.5
3,878,459	Asurion LLC 2018 Term Loan B7, 3.115%, (US0001M + 3.000%), 11/03/24	3,873,308	0.6
1,412,311	Asurion LLC 2020 Term Loan B8, 3.365%, (US0001M + 3.250%), 12/23/26	1,409,883	0.2
750,000	Asurion LLC 2021 2nd Lien Term Loan B3, 5.438%, (US0001M + 5.250%), 01/29/28	772,969	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Telecommunications (continued)
210,000	Asurion LLC 2021 Term Loan B9, 3.438%, (US0001M + 3.250%), 07/31/27	$209,527	0.0
229,425	Cablevision Lightpath LLC Term Loan B, 3.750%, (US0001M + 3.250%), 11/30/27	230,429	0.0
1,525,000	CCI Buyer, Inc. Term Loan, 4.750%, (US0003M + 4.000%), 12/17/27	1,538,725	0.3
3,435,094	CenturyLink, Inc. 2020 Term Loan B, 2.365%, (US0001M + 2.250%), 03/15/27	3,430,021	0.6
3,320,931	CommScope, Inc. 2019 Term Loan B, 3.365%, (US0001M + 3.250%), 04/06/26	3,325,600	0.6
1,736,841	Connect Finco Sarl 2021 Term Loan B, 4.500%, (US0001M + 3.500%), 12/11/26	1,746,610	0.3
1,176,425	Consolidated Communications, Inc. 2020 Term Loan B, 5.750%, (US0001M + 4.750%), 10/02/27	1,186,228	0.2
128,226	Delta Air Lines, Inc. 2020 GSR Term Loan B, 5.750%, (US0001M + 4.750%), 04/29/23	129,478	0.0
125,000	Eagle Broadband Investments LLC Term Loan, 3.750%, (US0003M + 3.000%), 11/12/27	125,762	0.0
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,091,914		Flexential Intermediate Corporation 2017 1st Lien Term Loan, 3.754%, (US0003M + 3.500%), 08/01/24	$1,032,951	0.2
2,901,126		Global Tel*Link Corporation 2018 1st Lien Term Loan, 4.365%, (US0001M + 4.250%), 11/29/25	2,743,981	0.5
1,112,587		Global Tel*Link Corporation 2018 2nd Lien Term Loan, 8.365%, (US0001M + 8.250%), 11/29/26	864,110	0.1
2,168,985		GTT Communications, Inc. 2018 USD Term Loan B, 3.000%, (US0003M + 2.750%), 05/31/25	1,707,533	0.3
271,859		GTT Communications, Inc. 2020 Delayed Draw Term Loan, 6.000%, (US0001M + 5.000%), 12/31/21	275,937	0.1
237,490	(2)	GTT Communications, Inc. 2020 Term Loan, 6.000%, (US0001M + 5.000%) (PIK Rate 2.500%, Cash Rate 0.000%), 12/31/21	235,709	0.0
2,186,658		Iridium Satellite LLC 2021 Term Loan B, 3.750%, (US0001M + 2.750%), 11/04/26	2,200,519	0.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Telecommunications (continued)
473,669	Northwest Fiber, LLC 2021 Term Loan, 3.750%, (US0003M + 3.750%), 04/30/27	$475,741	0.1
2,533,123	Zayo Group Holdings, Inc. USD Term Loan, 3.115%, (US0001M + 3.000%), 03/09/27	2,532,794	0.4
1,190,000	Ziggo Financing Partnership USD Term Loan I, 2.612%, (US0001M + 2.500%), 04/30/28	1,184,421	0.2
		42,553,539	7.0
	Utilities: 1.4%
3,101,928	Calpine Construction Finance Company, L.P. 2017 Term Loan B, 2.115%, (US0001M + 2.000%), 01/15/25	3,091,958	0.5
2,212,475	Calpine Corporation 2019 Term Loan B10, 2.115%, (US0001M + 2.000%), 08/12/26	2,203,256	0.4
1,139,831	Nautilus Power, LLC Term Loan B, 5.250%, (US0001M + 4.250%), 05/16/24	1,133,597	0.2
1,189,447	Sabre Industries, Inc. 2019 Term Loan B, 3.365%, (US0001M + 3.250%), 04/15/26	1,191,305	0.2
Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
609,077			Southeast PowerGen, LLC Term Loan B, 4.500%, (US0001M + 3.500%), 12/02/21	$597,657	0.1
				8,217,773	1.4
			Total Senior Loans (Cost $578,095,730)	582,435,678	96.2
Shares				Value	Percentage of Net Assets
EQUITIES AND OTHER ASSETS: 0.6%
306,005	(6)		24 Hour Fitness Worldwide, Inc.	663,113	0.1
407,959	(6)		24 Hour Fitness Worldwide, Inc. — Preferred	1,019,898	0.2
88,914			Cineworld Group PLC	72,219	0.0
169,353	(6	),(7)	Covia Specialty Minerals, Inc.	1,270,147	0.2
46,262	(6)		Cumulus Media, Inc. Class-A	448,279	0.1
7,413	(6)		Harvey Gulf International Marine LLC	29,652	0.0
16,636	(6)		Harvey Gulf International Marine LLC — Warrants	66,544	0.0
4,941	(6)		iQor	65,468	0.0
61,813	(6)		Longview Power LLC	108,173	0.0
11,155	(6)		Mens Wearhouse, Inc.	8,366	0.0
56,338	(6	),(8)	Save-A-Lot, Inc./ Moran Foods	—	0.0
43,777	(6)		The Oneida Group (formerly EveryWare Global, Inc.)	1,313	0.0
			Total Equities and Other Assets (Cost $4,619,239)	3,753,172	0.6
			Total Investments (Cost $582,714,969)	$586,188,850	96.8
			Assets in Excess of Other Liabilities	19,346,434	3.2
			Net Assets	$605,535,284	100.0

*  Senior loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021 (CONTINUED)

and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  All or a portion of this holding is subject to unfunded loan commitments. Please refer to Note 8 for additional details.

(2)  All or a portion of this Senior Loan is payment-in-kind ("PIK") which may pay interest or additional principal at the issuer's discretion. Rates shown are the current rate and possible payment rates.

(3)  Defaulted senior loan. Currently, the borrower is partially or fully in default with respect to principal and/or interest payments.

(4)  Senior loan is not accruing income because the borrower has missed or is expected to miss principal and/or interest payments. The rate shown is the contractual interest rate.

(5)  The borrower has filed for protection in federal bankruptcy court.

(6)  Non-income producing security.

(7)  Restricted security as to resale, excluding Rule 144A securities. As of February 28, 2021, the Trust held restricted securities with a fair value of $1,270,147 or 0.2% of net assets. Please refer to the table below for additional details.

(8)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

Reference Rate Abbreviations:

EUR001M  1-month EURIBOR

EUR003M  3-month EURIBOR

PRIME  Federal Reserve Bank Prime Loan Rate

US0001M  1-month LIBOR

US0001W  1-week LIBOR

US0002M  2-month LIBOR

US0003M  3-month LIBOR

US0006M  6-month LIBOR

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of February 28, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at February 28, 2021
Asset Table
Investments, at fair value
Senior Loans	$—	$582,435,678	$—	$582,435,678
Equities and Other Assets	448,279	3,304,893	—	3,753,172
Total Investments, at fair value	$448,279	$585,740,571	$—	$586,188,850
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(91,000)	$—	$(91,000)
Total Liabilities	$—	$(91,000)	$—	$(91,000)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and include open forward foreign currency contracts which are fair valued at the unrealized appreciation (depreciation) on the instrument.

At February 28, 2021, Voya Prime Rate Trust held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Covia Specialty Minerals, Inc.	12/31/2020	$1,185,471	$1,270,147
		$1,185,471	$1,270,147

At February 28, 2021, the following forward foreign currency contracts were outstanding for Voya Prime Rate Trust:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	28,515,402	EUR	23,693,000	State Street Bank & Trust Co.	03/11/21	$(77,053)
EUR	2,440,000	USD	2,958,512	State Street Bank & Trust Co.	03/11/21	(13,947)
						$(91,000)

Currency Abbreviations

EUR  —  EU Euro

USD  —  United States Dollar

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2021 (CONTINUED)

The following tables are a summary of the Trust's derivative instruments (not accounted for as hedging instruments) categorized by primary risk exposure.

As of February 28, 2021, the fair value of derivative instruments located in the Statement of Assets and Liabilities were as follows:

Foreign exchange contracts
Liabilities - Derivative Instruments
Forward foreign currency contracts
Unrealized depreciation on forward foreign currency contracts	$91,000
Total Liability Derivatives	$91,000

For the year ended February 28, 2021, the effect of derivative instruments in the Statement of Operations were as follows:

Foreign exchange contracts
Net realized gain (loss) on derivatives recognized in income:
Forward foreign currency contracts	$(3,068,916)
Total	$(3,068,916)
Net change in unrealized appreciation (depreciation) on derivatives recognized in income:
Forward foreign currency contracts	$77,089
Total	$77,089

The following table is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at February 28, 2021:

State Street Bank & Trust Co.
Liabilities
Forward foreign currency contracts	$91,000
Total Liabilities	$91,000
Net OTC derivative instruments by counterparty, at fair value	$(91,000)
Total collateral pledged/(Received from counterparty)	$—
Net Exposure(1)	$(91,000)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Trust. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At February 28, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

  Cost for federal income tax purposes was $589,583,710.

Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$9,764,127
Gross Unrealized Depreciation	(12,123,849)
Net Unrealized Depreciation	$(2,359,722)

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended February 28, 2021 were as follows:

Type	Per Share Amount
NII	$0.1737
ROC	$0.0101

NII - Net investment income

ROC - Return of capital

Pursuant to Internal Revenue Code Section 871(k)(1), the Trust designates 99.35% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Trust. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

Voya Prime Rate Trust

SHAREHOLDER MEETING INFORMATION (Unaudited)

An annual shareholder meeting of Voya Prime Rate Trust was held July 9, 2020, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1  To elect eight nominees to the Board of Voya Prime Rate Trust.

2  Vote to approve Saba Capital's CEF Opportunities 1, Ltd. precatory proposal relating to a tender offer.

3  Vote on the Termination of the Management Agreement between the Trust and Voya Investments, LLC, as amended and restated on May 1, 2015 (the "Management Agreement"), and all other advisory and management agreements between the Trust and Voya Investments, LLC.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Prime Rate Trust
Colleen D. Baldwin	1	*	36,904,055.000	2,432,390.000	0.000	0.000	39,336,445.000
John V. Boyer	1	*	36,911,364.000	2,425,080.000	0.000	0.000	39,336,444.000
Patricia W. Chadwick	1	*	36,906,818.000	2,429,626.000	0.000	0.000	39,336,444.000
Martin J. Gavin	1	*	36,915,698.000	2,420,747.000	0.000	0.000	39,336,445.000
Joseph E. Obermeyer	1	*	34,403,395.000	4,933,050.000	0.000	0.000	39,336,445.000
Sheryl K. Pressler	1	*	36,910,540.000	2,425,904.000	0.000	0.000	39,336,444.000
Dina Santoro	1	*	36,916,953.000	2,419,491.000	0.000	0.000	39,336,444.000
Christopher P. Sullivan	1	*	36,906,994.000	2,429,451.000	0.000	0.000	39,336,445.000
Aditya Bindal	1	*	57,160,210.000	945,465.000	0.000	0.000	58,105,675.000
Peter Borish (1)	1	*	57,156,217.000	949,458.000	0.000	0.000	58,105,675.000
Karen Caldwell	1	*	57,173,349.000	932,326.000	0.000	0.000	58,105,675.000
Charles Clarvit	1	*	57,161,909.000	943,766.000	0.000	0.000	58,105,675.000
Ketu Desai	1	*	57,153,488.000	952,188.000	0.000	0.000	58,105,676.000
Kieran Goodwin	1	*	57,158,646.000	947,029.000	0.000	0.000	58,105,675.000
Andrew Kellerman	1	*	57,158,412.000	947,263.000	0.000	0.000	58,105,675.000
Neal Nellinger	1	*	57,159,890.000	945,785.000	0.000	0.000	58,105,675.000
	Proposal		Shares voted for	Shares voted against/ withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Prime Rate Trust
Tender offer proposal	2	**	59,807,494.000	36,499,878.000	1,134,740.000	0.000	97,442,112.000
Ratify the Termination of the Management Agreement	3	***	57,072,325.000	836,514.000	196,836.000	0.000	58,105,675.000

*  Proposal Passed — Shareholders voted to elect eight new Board members nominated by Saba Capital Management.

(1)  Effective July 16, 2020, Peter Borish resigned as a Trustee of the Board.

**  Proposal Passed — The shareholder proposal requested that the Board authorize a self-tender offer for at least 40% of the outstanding common shares of the Trust at or close to net asset value.

***  Proposal Did Not Pass

Voya Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Independent Trustees(3):
Aditya Bindal 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Trustee	July 2020 - Present	Chief Risk Officer, Saba Capital Management, L.P., an investment management firm (October 2018 - Present). Formerly, Chief Risk Officer, Water Island Capital, an investment management firm (September 2015 - September 2018).	1	None.
Thomas Bumbalow 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Trustee	January 2021 - Present	Head of business development, Midwest Holding, an insurance company (2020 - Present); Advisor, Limitless Ventures, a venture impact capital fund (2019 - Present) and Vchromatix, a private technology company (2019 - Present). Formerly, Co-Founder, protoCapital, a merchant bank (2017 - 2020); Executive Director; Credit Sales and Trading, JPMorgan Chase (2010 - 2017).	1	None.
Karen Caldwell 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	July 2020 - Present	Chief Financial Officer, Reform Alliance, a not-for-profit (July 2019 - Present). Formerly, Chief Financial Officer and Treasurer, NHP Foundation, a not-for-profit (January 2018 - June 2019); Chief Financial Officer and Executive Vice President, New York City Housing Authority (January 2016 - January 2018); and President of Hasneatic Management Services, Inc., an investment management firm (February 2015 - October 2016).	1	None.
Charles Clarvit 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 64	Trustee	July 2020 - Present	Chief Executive Officer, Clarvit Capital Family Office, LLC, an investment management firm (October 2015 - Present).	1	Eaton Vance Floating Rate Income Plus Fund (April 2020 - Present).
Ketu Desai 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Trustee	July 2020 - Present	Principal, Chief Compliance Officer, Investment Adviser Representative and Registered Investment Advisor, I-squared Wealth Management, Inc., an investment management firm (July 2016 - Present). Formerly, Investment Analyst and Hedge Fund Allocator, Lighthouse Investment Partners, LLC, an investment management firm (September 2007 - March 2016).	1	None.

Voya Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Independent Trustees(3):
Kieran Goodwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Trustee	July 2020 - Present	Founder, Hidden Truth, a mobile application (March 2019 - Present). Formerly, Portfolio Manager, Panning Capital Management, LLC, an investment management firm (October 2012 - February 2019).	1	None.
Andrew Kellerman 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee Chairperson	July 2020 - Present July 2020 - Present	Partner, Saba Capital Management L.P., an investment management firm (April 2018 - Present). Formerly, Managing Director, Alex, Brown & Sons, an investment bank (November 2017 - April 2018). Managing Partner, Measure 8 Venture, a private capital fund (January 2017 - November 2017).; and Managing Director, Vertical Knowledge, an open source data company (February 2014 - December 2016).	1	None.
Neal Neilinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	July 2020 - Present	Advisor to the Chief Executive Officer of Sarasota Private Trust Company, an investment management firm (January 2017 - Present); Advisor to the Chairman of the Board of New York Private Bank & Trust (January 2017 - Present); Vice Chairman and Chief Investment Officer, Aladdin Capital Management, an investment management firm (December 2008 - January 2012).	1	Sabal Palm Bank (August 2013 - Present).

(1)  The Board has not adopted a formal retirement policy.

(2)  For the purposes of this table, "Fund Complex" means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of September 30, 2020. The only fund within the Fund Complex that the Board oversees is the Voya Prime Rate Trust.

(3)  On July 9, 2020, Peter Borish was elected to the Board of Trustees. Effective July 16, 2020, Mr. Borish resigned from the Board of Trustees.

Voya Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 52	Chief Executive Officer	March 2018 - Present

Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 - Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020 - Present); Chief Financial Officer, Voya Investment Management (September 2014 - Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 - March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 - September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 - March 2018).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	President	March 2018 - Present

President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 - Present); Director, Voya Funds Services, LLC (March 2018 - Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 - Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 - August 2017).

Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 53	Executive Vice President Chief Investment Risk Officer	March 2020 - Present March 2020 - Present

Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 - Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 - Present). Formerly, Vice President, Voya Investments, LLC (September 2018 - March 2020); Consultant, DA Capital LLC (January 2016 - March 2017).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 63	Executive Vice President	March 2018 - Present

Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 - Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Chief Administrative Officer, Voya Investment Management (September 2017 - Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 - September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Chief Compliance Officer	February 2012 - Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 - Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	President, Voya Funds Services, LLC (March 2018 - Present) and Senior Vice President, Voya Investments, LLC (April 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Senior Vice President	November 2003 - Present	Senior Vice President, Voya Investments, LLC (September 2003 - Present).

Voya Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Jeffrey A. Bakalar 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Senior Vice President	November 1999 - Present

Senior Managing Director and Group Head, Voya Investment Management Co. LLC (March 2019 - Present). Formerly, Managing Director and Group Head, Voya Investment Management Co. LLC (January 2012 - February 2019).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	September 2020 - Present

Senior Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (March 2021 - Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 - March 2021); Vice President, Mutual Fund Compliance (March 2014 - June 2016).

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	Senior Vice President	May 2006 - Present

Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 - Present) and Voya Funds Services, LLC (March 2006 - Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 - April 2018).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2004 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (September 2004 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President Treasurer	September 2012 - Present January 2021 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2012 - Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2014 - Present	Vice President, Voya Investments, LLC (October 2015 - Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	November 1997 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2007 - Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2018 - Present

Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 - Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 - Present). Formerly, Vice President, Voya Investment Management (March 2014 - February 2018).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Investments, LLC (October 2015 - Present).

Voya Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Freddee McGough 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Vice President	November 2019 - Present	Assistant Vice President, Voya Investments, LLC (September 2001 - Present).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 44	Anti-Money Laundering Officer	June 2018 - Present

Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 - Present); Compliance Consultant, Voya Financial, Inc. (January 2019 - Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 - December 2018).

Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Secretary	September 2020 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (September 2020 - Present). Formerly, Vice President, Counsel II, Voya Investment Management - Mutual Fund Legal Department (January 2013 -
September 2020).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).

(1)  The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

Voya Prime Rate Trust

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

At a meeting held on November 20, 2020, the Board of Trustees ("Board") of Voya Prime Rate Trust (the "Fund"), which is comprised solely Independent Trustees, considered and approved the renewal of the investment management contract (the "Management Contract") between Voya Investments, LLC (the "Manager") and the Fund, and the sub-advisory contract between the Manager and Voya Investment Management Co. LLC, the sub-adviser to the Fund (the "Sub-Adviser") (the "Sub-Advisory Contract," and together with the Management Contract, the "Contracts") for an additional one year period ending November 30, 2021. In determining to renew the Contracts, the Board considered information furnished to it at prior meetings of the Board and its committees which were attended by the Independent Trustees, including information regarding performance, expenses, and other matters.

In addition to the Board meeting on November 20, 2020, the Board also held an executive session outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as "management") on November 3, 2020, specifically to review and consider materials related to the proposed continuance of the Contracts that the Board members believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by their Independent legal counsel and by Trust counsel. At the executive session held on November 3rd, Broadridge, an independent third-party data provider, made a detailed presentation regarding the materials Broadridge provided in connection with the consideration of the Contracts and Broadridge representatives responded to the Board's questions. Certain members of the Board requested, and Broadridge subsequently provided the Board with, additional materials including certain performance information to review with respect to their consideration of the renewal of the Contracts. Subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made by the Board at the executive session held on November 3, 2020.

In connection with the Board's consideration of the Contracts, the Board received written materials in advance of the referenced executive session and Board meeting, which included information regarding: (i) the nature, extent, and quality of services to be provided to the Fund by the Manager and the Sub-Adviser; (ii) a description of the Manager's and the Sub-Adviser's investment management personnel; (iii) an overview of the Manager's and the Sub-Adviser's respective operations and financial condition; (iv) a comparison of the Fund's advisory fees and overall expenses with those of comparable funds; (v) the anticipated level of profitability from the Manager's and the Sub-Adviser's Fund-related operations; (vi) the Manager's and the Sub-Adviser's compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity, cyber-security and information security and (vii) information regarding the performance record of the Fund as compared to other funds with similar investment strategies.

Matters considered by the Board in connection with its approval of the Contracts included, among others, the following:

Nature, Extent and Quality of Services. The Board noted that the Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Fund, but is permitted to delegate certain of these responsibilities to one or more sub-advisers, including the Sub-Adviser. In addition, the Board noted that the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund's operations and risk management and the oversight of its various other service providers.

The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable

Voya Prime Rate Trust

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

regulations and investment policies and restrictions of the Sub-Adviser with respect to the Fund under a manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the Sub-Adviser and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving the Fund's performance. The Board was advised that, in connection with the Manager's performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser's management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Fund's Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide quality services to the Fund.

Based on their deliberations and the materials presented to them, the Trustees concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Contracts were satisfactory.

Performance. In considering whether to approve the renewal of each of the Management Contract and Sub-Advisory Contract, the Board considered that, based on performance data provided by Broadridge, an independent third-party data provider, for the periods ended June 30, 2020: (1) the Fund ranked in the fifth quintile (which represents the range of funds with the lowest performance) of its Peer Group (a group consisting of the Fund and ten other bank loan funds selected by Broadridge) for the one-year, three-year, five-year and ten-year periods; and (2) the Fund underperformed its benchmark for all periods presented. The Board took into account management's discussion of the Fund's underperformance, including the factors that contributed to its underperformance, and management's response to questions from the Board regarding such underperformance. The Board considered the impact of the Fund's use of leverage on its performance and Fund management's responses to inquiries regarding such use of leverage. The Board recognized that they had only recently been elected to serve on the Board by the Fund's shareholders and, therefore concluded that while the overall short-term and long-term performance of the Fund needed improvement, the Board would need to appropriately monitor the performance of the Manager and the Sub-Adviser and request that the Manager and the Sub-Adviser consider changes in the investment strategies utilized with respect to the Fund to address the underperformance going forward.

Fees and Expenses. The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Peer Group. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a portion of its management fee to the Sub-Adviser. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the total compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the

Voya Prime Rate Trust

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Sub-Adviser are not unreasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each had performed and is expected to perform.

In considering the fees payable under the Management Contract and Sub-Advisory Contract, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Peer Group, including that: (a) the net/actual management fee rate for the Fund ranked in the third quintile of net/actual management fee rate of the funds in its Peer Group; (b) the contractual management fee rate for the Fund ranked in the fourth quintile of contractual management fee rate of the funds in its Peer Group; and (c) the total expense ratio for the Fund ranked in the second quintile of total expense ratio of the funds in its Peer Group. With respect to the quintile rankings noted in the previous sentence, the first quintile represents the range of funds with the lowest management fee rate or expense ratio and the fifth quintile represents the range of funds with the highest management fee rate or expense ratio. The Board noted that the Fund's net/actual management fee rate and contractual management fee rate were higher than its Peer Group median, and the Fund's total expense ratio was lower than its Peer Group median. In analyzing this fee data, the Board took into account management's representations regarding the competitiveness of the Fund's management fee rate and expense ratio.

Based on the factors above, the Board concluded that the management fee, including the sub-advisory fee paid by the Manager to the Sub-Adviser out of its fees, was not unreasonable.

Profitability. The Board considered the profitability of the Manager and the Sub-Adviser and whether these profits were reasonable in light of the services provided to the Fund. The Board reviewed profitability analyses prepared by the Manager and the Sub-Adviser and considered the total profits of the Manager and Sub-Adviser, from their relationship with the Fund. The Board concluded that each of the Manager's and the Sub-Adviser's profitability from its relationship with the Fund, after taking into account a reasonable allocation of costs, was not excessive.

Economies of Scale. The Board considered whether the Manager or the Sub-Adviser would realize economies of scale with respect to the management or sub-advisory services provided to the Fund. The Board noted that the Fund, as a closed-end fund, generally does not issue new shares and is less likely to realize economies of scale from additional share purchases. The Board also considered that while the Fund does not have management fee breakpoints, it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits to be received by the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund.

Conclusion. The Board, having requested and received such information from each of the Manager, the Sub-Adviser and Broadridge as it believed reasonably necessary to evaluate the terms of the Management Contract and the Sub-Advisory Contract, and having been advised by Independent counsel and Trust counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of the Management Contract and the Sub-Advisory Contract for an additional one-year term was in the best interests of the Fund and its shareholders. In considering the renewal of the Management Contract and the Sub-Advisory Contract, the Board considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board did not identify any one factor as determinative, and different Board members may have given different weight to different individual factors and related conclusions.

Voya Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER REINVESTMENT PROGRAM

The following is a summary of the Program. Shareholders are advised to review a fuller explanation of the Program contained in the Trust's statement of additional information.

Common Shares are offered by the Trust through the Program. The Program allows participating shareholders to reinvest all dividends ("Dividends") in additional Common Shares of the Trust and also allows participants to purchase additional Common Shares through optional cash investments in amounts ranging from a minimum of $100 to a maximum of $100,000 per month.

The Trust and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted.

Common Shares will be issued by the Trust under the Program when the Trust's Common Shares are trading at a premium to NAV. If the Trust's Common Shares are trading at a discount to NAV, Common Shares issued under the Program will be purchased on the open market. Common Shares issued under the Program directly from the Trust will be acquired at the greater of: (i) NAV at the close of business on the day preceding the relevant investment date; or (ii) the average of the daily market price of the Common Shares during the pricing period minus a discount of 5% for reinvested Dividends and 0% to 5% for optional cash investments. Common Shares issued under the Program, when shares are trading at a discount to NAV, will be purchased in the market by the transfer agent at market price. Shares issued by the Trust under the Program will be issued without a fee or a commission.

Shareholders may elect to participate in the Program by telephoning the Trust or submitting a completed participation form to the transfer agent, the Program administrator. The transfer agent will credit to each participant's account funds it receives from: (i) Dividends paid on Trust shares registered in the participant's name; and (ii) optional cash investments. The Transfer Agent will apply all Dividends and optional cash investments received to purchase Common Shares as soon as practicable beginning on the relevant investment date (as described below) and not later than six business days after the relevant investment date, except when necessary to comply with applicable provisions of the federal securities laws. For more information on the Trust's distribution policy, please see the Trust's prospectus.

In order for participants to purchase shares through the Program in any month, the Program administrator must receive from the participant any optional cash investment by the relevant investment date. The relevant investment date will be set in advance by the Trust, upon which optional cash investments are first applied by the Transfer Agent to the purchase of Common Shares. Participants may obtain a schedule of relevant dates, including investments dates, the dates by which optional cash investment payments must be received and the dates in which shares will be paid, by calling Voya's Shareholder Services Department at 1-800-336-3436.

Participants will pay a pro rata share of brokerage commissions with respect to the Transfer Agent's open market purchases in connection with the reinvestment of Dividends or purchases made with optional cash investments.

The Program is intended for the benefit of investors in the Trust. The Trust reserves the right to exclude from participation, at any time: (i) persons or entities who attempt to circumvent the Program's standard $100,000 maximum by accumulating accounts over which they have control; or (ii) any other persons or entities as determined in the sole discretion of the Trust.

Currently, persons who are not shareholders of the Trust may not participate in the Program. The Board may elect to change this policy at a future date and permit non-shareholders to participate in the Program. Shareholders may request to receive their Dividends in cash at any time by giving the Transfer Agent written notice or by contacting the Trust's Shareholder Services Department at 1-800-336-3436. Shareholders may elect to close their account at any time by giving the Transfer Agent written notice. When a participant closes their account, the participant, upon request, will receive a certificate for full

Voya Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited) (continued)

Common Shares in the account. Fractional Common Shares will be held and aggregated with other fractional Common Shares being liquidated by the Transfer Agent as agent of the Program and paid for by check when actually sold.

The automatic reinvestment of Dividends does not affect the tax characterization of the Dividends (i.e., capital gain distributions and income distributions are realized and subject to tax even though cash is not received). A shareholder whose Dividends are reinvested in shares under the Program will be treated as having received a dividend equal to either (i) if shares are issued under the Program directly by the Trust, generally the fair market value of the shares issued to the shareholder or (ii) if reinvestment is made through open market purchases, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market. If a shareholder purchases additional shares for cash at a discount, the shareholder's basis in the shares will be the price he or she paid.

Additional information about the Program may be obtained by contacting the Trust's Shareholder Services Department at 1-800-336-3436.

KEY FINANCIAL DATES — CALENDAR 2021* DIVIDENDS:

DECLARATION DATE	EX-DIVIDEND DATE	PAYABLE DATE
January 29, 2021	February 9, 2021	February 23, 2021
February 26, 2021	March 9, 2021	March 22, 2021
March 31, 2021	April 9, 2021	April 22, 2021
April 30, 2021	May 7, 2021	May 17, 2021

Record date will be one business day after each Ex-Dividend Date. These dates are subject to change.

*  On February 24, 2021, it was announced that Voya Investments will resign as the Investment Adviser and Voya IM will no longer serve as the Sub-Adviser to the Trust. Please see Note 17 for additional details.

The Trust was granted exemptive relief by the SEC (the "Order"), which under the 1940 Act, would permit the Trust, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) ("Managed Distribution Policy"). The Trust may in the future adopt a Managed Distribution Policy.

STOCK DATA

The Trust's Common Shares are traded on the New York Stock Exchange (Symbol: PPR). The Trust's CUSIP number is 92913A100. The Trust's NAV and market price are published daily under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act, the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

NUMBER OF SHAREHOLDERS

The number of record holders of common stock as of February 28, 2021 was 2,026 which does not include approximately 20,841 beneficial owners of shares held in the name of brokers of other nominees.

Voya Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited) (continued)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-336-3436; (2) on the Trust's website at www.voyainvestments.com and (3) on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Trust's website at www.voyainvestments.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Trust's Forms NPORT-P are available on the SEC's website at www.sec.gov. The Trust's complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Trust by calling Shareholder Services toll-free at (800) 336-3436.

CERTIFICATIONS

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Trust's CEO submitted the Annual CEO Certification on July 20, 2020 certifying that he was not aware, as of that date, of any violation by the Trust of the NYSE's Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser

Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Sub-Adviser

Voya Investment Management Co. LLC
230 Park Avenue
New York, NY 10169

Institutional Investors and Analysts

Call Voya Prime Rate Trust
1-800-336-3436, Extension 2217

Written Requests

Please mail all account inquiries and other comments to:
Voya Prime Rate Trust
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Distributor

Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
1-800-334-3444

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street Boston,
Massachusetts 02116

Custodian

State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel

Schulte Roth & Zabel LLP
901 Fifteenth Street, NW, Suite 800
Washington, DC 20005

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information at (800)-992-0180

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the Trust's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com

163069

(0221-042221)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Karen L. Caldwell, Aditya Bindal, and Andrew M Kellerman are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Caldwell, Ms. Bindal, and Mr. Kellerman are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended February 28, 2021 and February 29, 2020 and the amount of fees that the previous independent public accounting firm billed to the Fund during the Fund’s fiscal year ended February 28, 2021 and February 29, 2020.

(a)	Audit Fees(1): The aggregate fees billed for each of the last two fiscal years for professional services rendered by Ernst & Young LLP (“EY”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $62,300 for the year ended February 28, 2021 and $62,300 for the year ended February 29, 2020.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended February 28, 2021 and $0 for the year ended February 29, 2020.

(c)	Tax Fees (2): The aggregate fees billed in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $7,800 for the year ended February 28, 2021 and $0 for the year ended February 29, 2020. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees(3): The aggregate fees billed in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended February 28, 2021 and $0 for the year ended February 29, 2020.

(1) For the fiscal years ended February 28, 2021, and February 29, 2020, the previous independent public accounting firm billed $0 and $2,532, respectively, for Audit Fees.

(2) For the fiscal years ended February 28, 2021, and February 29, 2020, the previous independent public accounting firm billed $136 and $8,125, respectively, for Tax Fees.

(3) For the fiscal years ended February 28, 2021, and February 29, 2020, the previous independent public accounting firm billed $0 and $291, respectively, for All Other Fees.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.         Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.        Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.        Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.     Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.    Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 19, 2020

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $750 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Ernst & Young LLP Passive Foreign Investment Company (“PFIC”) Analyzer		√	Not to exceed $95,000 during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:      January 1, 2021 to December 31, 2021

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA PRIME RATE TRUST

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC.

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended, February 28, 2021 and February 29, 2020; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2021(1)	2021(1)
Voya Prime Rate Trust	$7,800	$0
Voya Investments, LLC (2)	$16,501,954	$10,639,517

(1) For the years ended February 28, 2021, and February 29, 2020, the previous independent public accounting firm billed the Registrant $136 and $8,416, respectively, for Non-Audit Fees.

(2) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

Item 5. Audit Committee of Listed Registrants.

a.	The registrant has a separately-designated standing audit committee. The members are Karen L. Caldwell, Aditya Bindal, and Andrew M Kellerman.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING PROCEDURES and GUIDELINES

VOYA FUNDS

VOYA iNVESTMENTS, LLC

Date Last Revised: September 11, 2020

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Introduction

The purpose of these Proxy Voting Procedures and Guidelines (the “Procedures”, the “Guidelines”) is to set forth the Board of Directors/Trustees of the Voya funds’ (the “Board”) instructions to Voya Investments, LLC (referred to as the “Advisor”) for the voting of proxies for each fund the Board serves as Director/Trustee (the “Funds”).

The Board may elect to delegate proxy voting to a sub-advisor of the Funds and also approve the sub-advisor’s proxy policies and procedures for implementation on behalf of such Voya fund (a “Sub-Advisor-Voted Fund”). A Sub-Advisor-Voted Fund is not covered under these Procedures and Guidelines, except as described in the Reporting and Record Retention section below with respect to vote reporting requirements. However, they are covered by those sub-advisor’s proxy policies, provided that the Board has approved them.

These Procedures and Guidelines incorporate principles and guidance set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff on the fiduciary duty of the Board to ensure that proxies are voted in a timely manner and that voting decisions are in the Funds’ beneficial owners’ best interest.

The Board, through these instructions, delegates to the Advisor’s Proxy Coordinator the responsibility to vote the Funds’ proxies in accordance with these Procedures and Guidelines on behalf of the Board. The Board further delegates to the Compliance Committee of the Board certain oversight duties regarding the Advisor’s functions as it pertains to the voting of the Funds’ proxies.

The Board directs the engagement of a Proxy Advisory Firm to be initially appointed and annually reviewed and approved by the Board. The Proxy Coordinator is responsible for overseeing the Proxy Advisory Firm and shall direct the Proxy Advisory Firm to vote proxies in accordance with the Guidelines.

These Procedures and Guidelines will be reviewed by the Board’s Compliance Committee annually, and will be updated when appropriate. No change to these Procedures and Guidelines will be made except pursuant to Board direction. Non-material amendments, however, may be approved for immediate implementation by the Board’s Compliance Committee, subject to ratification by the full board at its next regularly scheduled meeting.

Advisor’s Roles and Responsibilities

Proxy Coordinator

The Voya Proxy Coordinator shall direct the Proxy Advisory Firm to vote proxies on behalf of the Funds and the Advisor in connection with annual and special meetings of shareholders (except those regarding bankruptcy matters and/or related plans of reorganization).

The Proxy Coordinator is responsible for overseeing the Proxy Advisory Firm (as defined in the Proxy Advisory Firm section below) and voting the Funds’ proxies in accordance with the Procedures and Guidelines on behalf of the Funds and the Advisor. The Proxy Coordinator is authorized to direct the Proxy Advisory Firm to vote a Fund’s proxy in accordance with the Procedures and Guidelines. Responsibilities assigned to the Proxy Coordinator, or activities that support it, may be performed by such members of the Proxy Group (as defined in the Proxy Group section below) or employees of the Advisor’s affiliates as the Proxy Group deems appropriate.

The Proxy Coordinator is also responsible for identifying and informing Counsel (as defined in the Counsel section below) of potential conflicts between the proxy issuer and the Proxy Advisory Firm, the Advisor, the Funds’ principal underwriters, or an affiliated person of the Funds. The Proxy Coordinator will identify such potential conflicts of interest based on information the Proxy Advisory Firm periodically provides; client analyses, distributor, broker-dealer, and vendor lists; and information derived from other sources, including public filings.

Proxy Advisory Firm

The Proxy Advisory Firm is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely manner. To the extent applicable, the Proxy Advisory Firm is required to provide research, analysis, and vote recommendations under its Proxy Voting guidelines. Additionally, the Proxy Advisory Firm is required to produce custom vote recommendations in accordance with the Guidelines and their vote recommendations.

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Revision Date: September 11, 2020

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Proxy Group

The members of the Proxy Group, which may include employees of the Advisor’s affiliates, are identified in Exhibit 1, and may be amended from time to time at the Advisor’s discretion except that the Funds’ Chief Investment Risk Officer, the Funds’ Chief Compliance Officer, and the Funds’ Proxy Coordinator shall be members unless the Board determines otherwise.

Investment Professionals

The Funds’ sub-advisors and/or portfolio managers are each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”. The Board encourages the Funds’ Investment Professionals to submit a recommendation to the Proxy Group regarding any proxy-voting-related proposal pertaining to the portfolio securities over which they have day-to-day portfolio management responsibility. Additionally, when requested, Investment Professionals are responsible for submitting a recommendation to the Proxy Group regarding proxy voting related proxy contests, proposals related to companies with dual class shares with superior voting rights, or mergers and acquisitions involving the portfolio securities over which they have day-to-day portfolio management responsibility.

Counsel

A member of the mutual funds legal practice group of the Advisor (“Counsel”) is responsible for determining if a potential conflict of interest involving a proxy issuer is in fact a conflict of interest. If Counsel deems a proxy issuer to be a conflict of interest, the Counsel must notify the Proxy Coordinator, who will in turn notify the Chair of the Compliance Committee of such conflict of interest.

Proxy Voting Procedures

Proxy Group Oversight

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is the Funds’ Chief Compliance Officer) will constitute a quorum for purposes of taking action at any meeting of the Group.

The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via email in lieu of a meeting, provided that the Proxy Coordinator follows the directions of a majority of a quorum responding via e-mail.

A Proxy Group meeting will be held whenever:

•	The Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines.
•	The Proxy Advisory Firm has made no recommendation on a matter and the Procedures do not provide instruction.
•	A matter requires case-by-case consideration, including those in which the Proxy Advisory Firm’s recommendation is deemed to be materially conflicted.
•	The Proxy Coordinator requests the Proxy Group’s input and vote recommendation on a matter.

At its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities and related activities assigned to the Proxy Group, on its behalf, provided that such instructions do not violate any requirements of these Procedures or the Guidelines.

If the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Proxy Advisory Firm’s recommendation, these recommendations do not violate any requirements of these Procedures or the Guidelines, and no conflict of interest exists, the Proxy Coordinator may implement the instructions without calling a Proxy Group meeting.

For each proposal referred to the Proxy Group, it will review:

•	The relevant Procedures and Guidelines,
•	The recommendation of the Proxy Advisory Firm, if any,
•	The recommendation of the Investment Professional(s), if any,
•	Other resources that any Proxy Group member deems appropriate to aid in a determination of a recommendation.

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Revision Date: September 11, 2020

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Vote Instruction

While the vote of a simple majority of the voting members present will determine any matter submitted to a vote, tie votes will be resolved by securing the vote of members not present at the meeting. The Proxy Coordinator will ensure compliance with all applicable voting and conflict of interest procedures, and will use best efforts to secure votes from as many absent members as may reasonably be accomplished, providing such members with a substantially similar level of relevant information as that provided at the in-person meeting.

In the event a tie vote cannot be resolved, or in the event that the vote remains a tie, the Proxy Coordinator will refer the vote to the Compliance Committee Chair for vote determination.

In the event a tie vote cannot be timely resolved in connection with a voting deadline, the Proxy Coordinator will abstain from voting on the proposal(s). However, the Proxy Coordinator will vote in accordance with the Proxy Advisory Firm’s recommendation if abstaining on the vote is not a valid option; i.e., can only vote For, Against, or Withhold.

A member of the Proxy Group may abstain from voting on any given matter, provided that the member does not participate in the Proxy Group discussion(s) in connection with the vote determination. If abstention results in the loss of quorum, the process for resolving tie votes will be observed.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, as might be the case upon review of a recommendation from an Investment Professional, the Proxy Coordinator will follow the procedures in the Out-of-Guidelines section below.

Vote Classification

These Procedures and Guidelines specify how the Funds generally will vote with respect to the proposals indicated. Unless otherwise noted, the Proxy Group instructs the Proxy Coordinator, on behalf of the Advisor, to vote in accordance with these Procedures and Guidelines.

Within-Guidelines Votes: Votes in Accordance with the Guidelines

In the event the Proxy Group and, where applicable, an Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Proxy Advisory Firm, through the Proxy Coordinator, to vote in this manner.

Out-of-Guidelines Votes: Votes Contrary to the Guidelines

A vote would be considered Out-of-Guidelines if the:

•	Vote is contrary to the Guidelines based on the Compliance Committee or Proxy Group determination that the application of the Guidelines is inapplicable or inappropriate under the circumstances. Such votes include, but are not limited to votes cast based on the recommendation of an Investment Professional.
•	Vote is contrary to the Guidelines unless the Guidelines stipulate Case-by-Case consideration or that primary consideration will be given to input from an Investment Professional, notwithstanding that the vote appears contrary to these Procedures and Guidelines and/or the Proxy Advisory Firm’s recommendation.

Routine Matters

Upon instruction from the Proxy Coordinator, the Proxy Advisory Firm will submit a vote as described in these Procedures and Guidelines where there is a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal.

Matters Requiring Case-by-Case Consideration

The Proxy Advisory Firm will refer proxy proposals to the Proxy Coordinator when these Procedures and Guidelines indicate “Case-by-Case.” Additionally, the Proxy Advisory Firm will refer any proxy proposal under circumstances where the application of these Procedures and Guidelines is unclear, appears to involve unusual or controversial issues, or is silent regarding the proposal.

Upon receipt of a referral from the Proxy Advisory Firm, the Proxy Coordinator may solicit additional research or clarification from the Proxy Advisory Firm, Investment Professional(s), or other sources.

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Revision Date: September 11, 2020

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

The Proxy Coordinator will review matters requiring Case-by-Case consideration to determine if the Proxy Group had previously provided the Proxy Coordinator with standing vote instructions, or a provision within the Guidelines is applicable based on prior voting history.

If a matter requires input and a vote determination from the Proxy Group, the Proxy Coordinator will forward the Proxy Advisory Firm’s analysis and recommendation, the Proxy Coordinator’s recommendation and/or any research obtained from the Investment Professional(s), the Proxy Advisory Firm, or any other source to the Proxy Group. The Proxy Group may consult with the Proxy Advisory Firm and/or Investment Professional(s) as appropriate.

The Proxy Coordinator will use best efforts to convene a Proxy Group meeting with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it is the policy of the Funds and Advisor to vote in accordance with the Proxy Advisory Firm’s recommendation.

Non-Votes: Votes in which No Action is Taken

The Proxy Coordinator will make reasonable efforts to secure and vote all proxies for the Funds, including markets where shareholders’ rights are limited. Nevertheless, the Proxy Group may recommend that a Fund refrain from voting under certain circumstances including:

•	The economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of a Voya fund or proxies being considered on behalf of a Fund that is no longer in existence.
•	The cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases when share blocking practices may impose trading restrictions on the relevant portfolio security.

In such cases, the Proxy Group may instruct the Proxy Advisory Firm, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Further, Counsel may require the Proxy Coordinator to abstain from voting any proposal that is subject to a material conflict of interest provided that abstaining has no effect on the vote outcome.

Matters Requiring Further Consideration

Referrals to the Compliance Committee

If a vote is deemed Out-of-Guidelines and Counsel has determined that a material conflict of interest appears to exist with respect to the party or parties (i.e. Proxy Advisory Firm, the Advisor, underwriters, affiliates, any participating Proxy Group member, or any Investment Professional(s)) participating in the voting process, the Proxy Coordinator will refer the vote to the Compliance Committee Chair.

Further, if an Investment Professional discloses a potential conflict of interest, and Counsel determines that the conflict of interest appears to exist, the proposal will also be referred to the Compliance Committee for review, regardless of whether the vote is Within- or Out-of-Guidelines.

The Compliance Committee will be provided all recommendations (including Investment Professional(s)), analyses, research, and Conflicts Reports and any other written materials used to establish whether a conflict of interest exists, and will instruct the Proxy Coordinator how such referred proposals should be voted.

The Proxy Coordinator will use best efforts to refer matters to the Compliance Committee for its consideration in a timely manner. In the event any such matter cannot be referred to or considered by the Compliance Committee in a timely manner, the Compliance Committee’s standing instruction is to vote Within Guidelines.

The Compliance Committee will receive a report detailing proposals that were voted Out-of-Guidelines, if the Investment Professional’s recommendation was not acted on, or was referred to the Compliance Committee.

Consultation with Compliance Committee

The Proxy Coordinator may consult the Compliance Committee Chair for guidance on behalf of the Committee if application of these Procedures and Guidelines is unclear, or a recommendation is received from an Investment Professional in connection with any unusual or controversial issue.

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Conflicts of Interest

The Advisor shall act in the Funds’ beneficial owners’ best interests and strive to avoid conflicts of interest.

Conflicts of interest can arise, for example, in situations where:

•	The issuer is a vendor whose products or services are material to the Voya Funds, the Advisor or their affiliates;
•	The issuer is an entity participating to a material extent in the distribution of the Voya Funds;
•	The issuer is a significant executing broker dealer;
•	Any individual that participates in the voting process for the Funds including an Investment Professional, a member of the Proxy Group, an employee of the Advisor, or Director/Trustee of the Board serves as a director or officer of the issuer; or
•	The issuer is Voya Financial.

Potential Conflicts with a Proxy Issuer

The Proxy Coordinator is responsible for identifying and informing Counsel of potential conflicts with the proxy issuer. In addition to obtaining potential conflict of interest information described in the Roles and Responsibilities section above, members of the Proxy Group are required to disclose to the Proxy Coordinator any potential conflicts of interests prior to discussing the Proxy Advisory Firms’ recommendation.

The Proxy Group member will advise the Proxy Coordinator in the event he/she believes that a potential or perceived conflict of interest exists that may preclude him/her from making a vote determination in the best interests of the Funds’ beneficial owners. The Proxy Group member may elect to recuse himself/herself from consideration of the relevant proxy or have Counsel consider the matter, recusing him/herself only in the event Counsel determines that a material conflict of interest exists. If recusal, whether voluntary or pursuant to Counsel’s findings, does not occur prior to the member’s participation in any Proxy Group discussion of the relevant proxy, any Out-of-Guidelines Vote determination is subject to the Compliance Committee referral process. Should members of the Proxy Group verbally disclose a potential conflict of interest, they are required to complete a Conflict of Interest Report, which will be reviewed by Counsel.

Investment Professionals are also required to complete a Conflict of Interest Report or confirm that they do not have any potential conflicts of interests when submitting a vote recommendation to the Proxy Coordinator.

The Proxy Coordinator gathers and analyzes the information provided by the Proxy Advisory Firm, the Advisor, the Funds’ principal underwriters, affiliates of the Funds, Proxy Group members, Investment Professionals, and the Directors and Officers of the Funds. Counsel will document such potential material conflicts of interest on a consolidated basis as appropriate.

The Proxy Coordinator will instruct the Proxy Advisory Firm to vote the proxy as recommended by the Proxy Group if Counsel determines that a material conflict of interest does not appear to exist with respect to a proxy issuer, any participating Proxy Group member, or any participating Investment Professional(s).

Compliance Committee Oversight

The Proxy Coordinator will refer a proposal to the Funds’ Compliance Committee if the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a material conflict of interest appears to exist in order that the conflicted party(ies) have no opportunity to exercise voting discretion over a Fund’s proxy.

The Proxy Coordinator will refer the proposal to the Compliance Committee Chair, forwarding all information relevant to the Compliance Committee’s review, including the following or a summary of its contents:

•	The applicable Procedures and Guidelines
•	The Proxy Advisory Firm recommendation
•	The Investment Professional(s)’s recommendation, if available
•	Any resources used by the Proxy Group in arriving at its recommendation
•	Counsel’s findings
•	Conflicts Report(s) and/or any other written materials establishing whether a conflict of interest exists.

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In the event a member of the Funds’ Compliance Committee believes he/she has a conflict of interest that would preclude him/her from making a vote determination in the best interests of the applicable Fund’s beneficial owners, the Compliance Committee member will advise the Compliance Committee Chair and recuse himself/herself with respect to the relevant proxy determinations.

Conflicts Reports

Investment Professionals, the Proxy Advisory Firm, and members of the Compliance Committee, the Proxy Group, and the Proxy Coordinator are required to disclose any potential conflicts of interest and/or confirm they do not have a conflict of interest in connection with their participation in the voting process for portfolio securities. The Conflicts Report should describe any known relationships of either a business or personal nature that Counsel has not previously assessed, which may include communications with respect to the referral item, but excluding routine communications with or submitted to the Proxy Coordinator or Investment Professional(s) on behalf of the subject company or a proponent of a shareholder proposal.

The Conflicts Report should also include written confirmation that the Investment Professional based the recommendation in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists solely on the investment merits of the proposal and without regard to any other consideration.

Completed Conflicts Reports should be provided to the Proxy Coordinator as soon as possible and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator completes the Conflicts Report, and the submitter reviews and approves the Conflict Report in writing.

The Proxy Coordinator will forward all Conflicts Reports to Counsel for review. Upon review, Counsel will provide the Proxy Coordinator with a brief statement indicating if a material conflict of interest is present.

Counsel will document such potential conflicts of interest on a consolidated basis as appropriate rather than maintain individual Conflicts Reports.

Assessment of the Proxy Advisory Firm

The Proxy Coordinator, on behalf of the Board and the Advisor, will assess if the Proxy Advisory Firm:

•	Is independent from the Advisor
•	Has resources that indicate it can competently provide analysis of proxy issues
•	Can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners
•	Has adequate compliance policies and procedures to:
○	Ensure that its proxy voting recommendations are based on current and accurate information
○	Identify and address conflicts of interest.

The Proxy Coordinator will utilize, and the Proxy Advisory Firm will comply with, such methods for completing the assessment as the Proxy Coordinator may deem reasonably appropriate. The Proxy Advisory Firm will also promptly notify the Proxy Coordinator in writing of any material change to information previously provided to the Proxy Coordinator in connection with establishing the Proxy Advisory Firm’s independence, competence, or impartiality.

Information provided in connection with the Proxy Advisory Firm’s potential conflict of interest will be forwarded to Counsel for review. Counsel will review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

Voting Funds of Funds, Investing Funds and Feeder Funds

Funds that are “Funds-of-Funds” will “echo” vote their interests in underlying mutual funds, which may include mutual funds other than the Voya funds indicated on Voya’s website (www.voyainvestments.com). Meaning that, if the Fund-of-Funds must vote on a proposal with respect to an underlying investment company, the Fund-of-Funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the Fund-of-Funds will vote as follows:

•	If the Fund-of-Funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the Fund-of-Funds will vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the Fund-of-Funds’ shares with respect to that proposal.
•	If the Fund-of-Funds is being solicited to vote on a proposal for an underlying fund (e.g., a new Sub-Advisor to the underlying fund), and there is no corresponding proposal at the Fund-of-Funds level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

An Investing Fund (e.g., any Voya fund), while not a Fund-of-Funds will have the foregoing Fund-of-Funds procedure applied to any Investing Fund that invests in one or more underlying funds. Accordingly:

•	Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund.
•	In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal.
•	In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “Feeder Fund” in a master-feeder structure passes votes requested by the underlying master fund to its shareholders. Meaning that, if the master fund solicits the Feeder Fund, the Feeder Fund will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to how it should vote its interest in an underlying master fund.

When a Voya fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, except as described in the Reporting and Record Retention section below, Feeder Funds will not be subject to these Procedures and Guidelines.

Securities Lending

Many of the Funds participate in securities lending arrangements to generate additional revenue for the Fund. Accordingly, the Fund will not be able to vote securities that are on loan under these arrangements. However, under certain circumstances, for voting issues that may have a significant impact on the investment, the Proxy Group or Proxy Coordinator may request to recall securities that are on loan if they determine that the benefit of voting outweighs the costs and lost revenue to the Fund and the administrative burden of retrieving the securities.

Investment Professionals may also deem a vote is “material” in the context of the portfolio(s) they manage. Therefore, they may request that lending activity on behalf of their portfolio(s) with respect to the relevant security be reviewed by the Proxy Group and considered for recall and/or restriction. The Proxy Group will give primary consideration to relevant Investment Professional input in its determination of whether a given proxy vote is material and the associated security accordingly restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio will not mean that such vote is considered material across all Funds voting at that meeting. In order to recall or restrict shares on a timely basis for material voting purposes, the Proxy Coordinator, on behalf of the Proxy Group, will use best efforts to consider, and when appropriate, to act upon, such requests on a timely basis. Requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

Reporting and Record Retention

Reporting by the Funds

Annually, as required, each Fund and each Sub-Advisor-Voted Fund will post its proxy voting record, or a link to the prior one-year period ending on June 30th on the Voya Funds’ website. The proxy voting record for each Fund and each Sub-Advisor-Voted Fund will also be available on Form N-PX in the EDGAR database on the website of the Securities and Exchange Commission (“SEC”). For any Voya fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the Voya funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the Voya funds’ website. If an underlying master fund solicited any Feeder Fund for a vote during the reporting period, a record of the votes cast by means of the pass-through process described above will be included on the Voya funds’ website and in the Feeder Fund’s Form N-PX.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Reporting to the Compliance Committee

At each regularly scheduled quarterly Compliance Committee meeting, the Compliance Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was:

1.	Voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines as a result of special circumstances raised by an Investment Professional;
2.	Voted Within-Guidelines in cases when the Proxy Group did not agree with an Investment Professional’s recommendation;
3.	Referred to the Compliance Committee for determination.

The report will indicate the name of the company, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable, and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

Reporting by the Proxy Coordinator on behalf of the Advisor

The Advisor will maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following:

•	A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements the issuers send are available either in the SEC’s EDGAR database or upon request from the Proxy Advisory Firm.
•	A record of each vote cast on behalf of a Fund.
•	A copy of any Advisor-created document that was material to making a proxy vote decision, or that memorializes the basis for that decision.
•	A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Advisor voted proxies on behalf of a Fund.
•	A record of all recommendations from Investment Professionals to vote contrary to the Guidelines.
•	All proxy questions/recommendations that have been referred to the Compliance Committee, and all applicable recommendations, analyses, research, Conflict Reports, and vote determinations.

All proxy voting materials and supporting documentation will be retained for a minimum of six years, the first two years in the Advisor’s office.

Records Maintained by the Proxy Advisory Firm

The Proxy Advisory Firm will retain a record of all proxy votes handled by the Proxy Advisory Firm. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Proxy Advisory Firm is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Advisor upon request.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

PROXY VOTING GUIDELINES

Introduction

Proxies must be voted in the best interest of the Funds’ beneficial owners. The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give an indication of how the Funds’ ballots will be voted on proposals dealing with particular issues. Nevertheless, the Guidelines are not exhaustive, do not include all potential voting issues, and proposals may be addressed, as necessary, on a CASE-BY-CASE basis rather than according to the Guidelines, factoring in the merits of the rationale and disclosure provided.

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available will be considered CASE-BY-CASE.

The Board encourages Investment Professionals to submit a recommendation to the Proxy Group regarding proxy voting related to the portfolio securities over which they have day-to-day portfolio management responsibility. Recommendations from the Investment Professionals may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity or fixed income securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.

These policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject. No proposal will be supported whose implementation would contravene such requirements.

General Policies

The Funds’ policy is generally to support the recommendation of the relevant company’s management when the Proxy Advisory Firm’s recommendation also aligns with such recommendation and to vote in accordance with the Proxy Advisory Firm’s recommendation when management has made no recommendation. However, this policy will not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) is being utilized.

The rationale and vote recommendation from Investment Professionals will be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The Fund’s policy is to not support proposals that would negatively impact the existing rights of the Funds’ beneficial owners. Depending on the relevant market, appropriate opposition may be expressed as an ABSTAIN, AGAINST, or WITHHOLD vote.

Consider on a CASE-BY-CASE basis competing shareholder and board proposals that appear on the same agenda at uncontested proxies.

International Policies

Companies incorporated outside the U.S. are subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC. Where applicable, certain U.S. guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees.

However, given the differing regulatory and legal requirements, market practices, and political and economic systems existing in various international markets, the Funds will:

•	Vote AGAINST international proxy proposals when the Proxy Advisory Firm recommends voting AGAINST such proposal because relevant disclosure by the company, or the time provided for consideration of such disclosure, is inadequate;

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•	Consider proposals that are associated with a firm AGAINST vote on a CASE-BY-CASE basis if the Proxy Advisory Firm recommends their support when:

•	The company or market transitions to better practices (e.g., having committed to new regulations or governance codes);
•	The market standard is stricter than the Fund’s guidelines; or
•	It is the more favorable choice when shareholders must choose between alternate proposals.

Proposal Specific Policies

As mentioned above, these policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Proxy Contests:

Consider votes in contested elections on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).

Uncontested Proxies:

1-	The Board of Directors

Overview

The Funds may lodge disagreement with a company’s policies or practices by withholding support from the relevant proposal rather than from the director nominee(s) to which the Proxy Advisory Firm assigns a correlation.

In cases where the lodging of disagreement by the Funds is assigned to the board of directors, support will be withheld from the director(s) deemed responsible. Responsibility may be attributed to the entire board, a committee, or an individual, and the Funds will apply a vote accountability guideline (“Vote Accountability Guideline”) specific to the concerns under review. For example:

•	Relevant committee chair
•	Relevant committee member(s)
•	Board chair.

If director(s) to whom responsibility has been attributed is not standing for election (e.g., the board is classified), support will typically not be withheld from other directors in their stead. Additionally, the Funds will typically vote FOR a director in connection with issues raised by the Proxy Advisory Firm if the director did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Proxy Advisory Firm.

Vote with the Proxy Advisory Firm’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Proxy Advisory Firm’s recommendation to withhold support from the legal entity and vote on the physical person.

Bundled Director Slates

WITHHOLD support from directors or slates of directors when they are presented in a manner not aligned with market best practice and/or regulation, irrespective of complying with independence requirements, such as:

•	Bundled slates of directors (e.g., Canada, France, Hong Kong, or Spain);
•	In markets with term lengths capped by regulation or market practice, directors whose terms exceed the caps or are not disclosed; or
•	Directors whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.

For companies with multiple slates in Italy, follow the Proxy Advisory Firm’s standards for assessing which slate is best suited to represent shareholder interests.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Independence

Director and Board/Committee Independence

The Funds will consider the relevant country or market listing exchange and the Proxy Advisory Firm’s standards with respect to determining director independence and Board/Committee independence levels. Note: Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to board independence.

The Funds will consider non-independent directors standing for election on a Case-by-Case basis when the full board or committee does not meet the market independence requirements.

•	WITHHOLD support from the non-independent nominating committee chair or non-independent board chair, and if necessary, fewest non-independent directors including the Founder, Chairman or CEO if their removal would achieve the independence requirements across the remaining board or key committee, except that support may be withheld from additional directors whose relative level of independence cannot be differentiated, or the number required to achieve the independence requirements is equal to or greater than the number of non-independent directors standing for election.

•	WITHHOLD support from slates of directors if the board’s independence cannot be ascertained due to inadequate disclosure or when the board’s independence does not meet the applicable independence requirements of the relevant country or market listing exchange.

•	WITHHOLD support from key committee slates if they contain non-independent directors in the election, unless the composition is acceptable under the relevant country or market listing exchange requirements.

•	WITHHOLD support from non-independent nominating committee chair, board chair, and/or directors if the full board serves as a key committee, or the board has not established the committee, and relevant country or market listing exchange requires such establishment.

Self-Nominated/Shareholder-Nominated Director Candidates

Consider self-nominated or shareholder-nominated director candidates on a CASE-BY-CASE basis. WITHHOLD support from the candidate when:

•	Adequate disclosure has not been provided (e.g., rationale for candidacy and candidate’s qualifications relative to the company);
•	The candidate’s agenda is not in line with the long-term best interests of the company; or
•	Multiple self-nominated candidates are being considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Management Proposals Seeking Non-Board Member Service on Key Committees

Vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), nominating and/or governance committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s) except where best market practice otherwise dictates.

Consider other concerns regarding committee members on a CASE-BY-CASE basis.

Shareholder Proposals Regarding Board/Key Committee Independence

Vote AGAINST shareholder proposals asking that the independence be greater than that required by the country or market listing exchange, or asking to redefine director independence.

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Board Member Roles and Responsibilities

Attendance

WITHHOLD support from a director who, during both of the most recent two years, has served on the board during the two-year period but attended less than 75 percent of the board and committee meetings without a valid reason for the absences or if the two-year attendance record cannot be ascertained from available disclosure (e.g., the company did not disclose which director(s) attended less than 75 percent of the board and committee meetings during the director’s period of service without a valid reason for the absences).

WITHHOLD support on nominating committee members according to the Vote Accountability Guideline if a director has three or more years of poor attendance without a valid reason for the absences.

The two-year attendance policy shall be applied to attendance of statutory auditors at Japanese companies.

Over-boarding

Consider on a CASE-BY-CASE basis directors who sit on more than two public boards in addition to their own and are named executives officers at any of the companies, potentially WITHHOLD support only at their outside boards.

Vote FOR non-executive directors without regard to “over-boarding” issues, unless when in conjunction with attendance issues during the most recent year. Consider such circumstances on a Case-by-Case basis.

Vote AGAINST shareholder proposals limiting the number of public company boards on which a director may serve.

Combined Chairman / CEO Role

Vote FOR directors without regard to recommendations that the position of chairman should be separate from that of CEO, or should otherwise require to be independent, unless other concerns requiring Case-by-Case consideration are raised (e.g., former CEOs proposed as board chairmen in markets, such as the United Kingdom, for which best practice recommends against such practice).

Vote AGAINST shareholder proposals requiring that the positions of chairman and CEO be held separately, unless significant corporate governance concerns have been cited. Consider such circumstances on a CASE-BY-CASE basis.

Cumulative/Net Voting Markets (e.g., Russia)

When cumulative or net voting applies, generally follow the Proxy Advisory Firm’s approach to vote FOR nominees, such as when asserted by the issuer to be independent, irrespective of key committee membership, even if independence disclosure or criteria fall short of the Proxy Advisory Firm’s standards.

Board Accountability

Diversity (excluding Japan)

Consider directors on a CASE-BY-CASE basis according to the Vote Accountability Guideline if there is an absence of diversity on the board or the company fails to disclose an adequate diversity policy or practice.

Consider shareholder proposals on a CASE-BY-CASE basis that request the company to improve / promote diversity and/or diversity-related disclosure.

Return on Equity

Vote FOR the top executive at companies in Japan if the only reason the Proxy Advisory Firm’s Withhold recommendation is due to the company underperforming in terms of capital efficiency or company performance; e.g. net losses or low return on equity (ROE).

Compensation Practices

Support may be withheld from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the company and its shareholders.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Where applicable, votes on compensation committee members in connection with compensation practices should be considered on a Case-by-Case basis:

•	Say on Pay responsiveness. Compensation committee members may be opposed for failure to sufficiently address compensation concerns prompting significant opposition to the most recent say on pay vote or continuing to maintain problematic pay practices will be considered on a CASE-BY-CASE basis, factoring in considerations such as level of shareholder opposition, subsequent actions taken by the compensation committee, and level of responsiveness disclosure.
•	Say on Pay frequency. WITHHOLD support according to the Vote Accountability Guideline if the Proxy Advisory Firm opposes directors because the company has failed to include a Say on Pay proposal and/or a Frequency of Say on Pay proposal when required under SEC or market regulatory provisions; or implemented a say on pay schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders; or is an externally-managed issuer (EMI) or externally-managed REIT (EMR) and has failed to include a Say on Pay proposal or adequate disclosure of the compensation structure.
•	Commitments. Vote FOR compensation committee members receiving an adverse recommendation by the Proxy Advisory Firm due to problematic pay practices or thresholds (e.g. burn rate) if the company makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis. However, consider on a CASE-BY-CASE basis if the company does not rectify the practice by the following year’s annual general meeting.

For all other markets in which the issuer has not followed market practice by submitting a resolution on executive compensation, consider remuneration committee members on a CASE-BY-CASE basis.

Accounting Practices

Consider audit committee members, the company’s CEO or CFO, if nominated as directors, or the board chair or lead director, on a CASE-BY-CASE basis if poor accounting practice concerns are raised, factoring in considerations such as if the:

•	Audit committee failed to remediate known on-going material weaknesses in the company’s internal controls for more than a year.
•	Company has not yet had a full year to remediate the concerns since the time they were identified.
•	Company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring.

Vote FOR audit committee members, or the company’s CEO or CFO if nominated as directors, who did not serve on the committee or did not have responsibility over the relevant financial function, during the majority of the time period relevant to the concerns cited.

WITHHOLD support on audit committee members according to the Vote Accountability Guideline if the company has failed to disclose auditors’ fees and has not provided an auditor ratification or remuneration proposal for shareholder vote.

Problematic Actions

Consider directors on a CASE-BY-CASE basis when the Proxy Advisory Firm cites them for problematic actions including a lack of due diligence in relation to a major transaction (e.g. a merger or an acquisition), material failures, lack of risk oversight, scandals, malfeasance, or negligent internal controls at the company or that of an affiliate, factoring in the merits of the director’s performance, rationale, and disclosure when:

•	Culpability can be attributed to the director (e.g., director manages or is responsible for the relevant function); or
•	The director has been directly implicated, resulting in arrest, criminal charge, or regulatory sanction.

Consider members of the nominating committee on a CASE-BY-CASE basis when a director with the above concerns is being nominated to serve on the board.

Consider on a CASE-BY-CASE basis when the Proxy Advisory Firm recommends withholding support from any director due to share pledging concerns, factoring in the pledged amount, unwind time, and any historical concerns being raised. Responsibility will be assigned to the pledgor, where the pledged amount and unwind time are deemed significant and, therefore, an unnecessary risk to the company.

WITHHOLD support from (a) all members of the governance committee, or nominating committee if a formal governance committee has not been established, and (b) directors holding shares with superior voting rights if the company is controlled by means of a dual class share with superior / exclusive voting rights and does not have a reasonable sunset provision; i.e., fewer than five years.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Consider on a CASE-BY-CASE basis all directors if no governance or nominating committee directors are under consideration or if the company does not have governance or nominating committees. Investment Professionals that have day-to-day portfolio management responsibility for such companies may be requested to submit a recommendation to the Proxy Coordinator.

WITHHOLD support from directors according to the Vote Accountability Guideline when the Proxy Advisory Firm recommends withholding support due to the board (a) unilaterally adopting by-law amendments that have a negative impact on existing shareholder rights or functions as a diminution of shareholder rights, and which are not specifically addressed under the Guidelines, or (b) failing to remove or subject to a reasonable sunset provision such by-laws.

Anti-Takeover Measures

WITHHOLD support according to the Vote Accountability Guideline if the company implements excessive anti-takeover measures.

WITHHOLD support according to the Vote Accountability Guideline if the company fails to remove restrictive poison pill features, ensure a pill’s expiration, or submit the poison pill in a timely manner to shareholders for vote, unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill.

Board Responsiveness

Vote FOR if the majority-supported shareholder proposal has been reasonably addressed.

o	Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill.

WITHHOLD support according to the Vote Accountability Guideline if a shareholder proposal received majority support and the board has not disclosed a credible rationale for not implementing the proposal.

If the board has not acted upon a director who did not receive shareholder support representing a majority of the votes cast at the previous annual meeting, consider directors on a CASE-BY-CASE basis.

Vote FOR when the issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale.

WITHHOLD support according to the Vote Accountability Guideline if the above provision has not been satisfied.

Board–Related Proposals

Classified/Declassified Board Structure

Vote AGAINST proposals to classify the board unless the proposal represents an increased frequency of a director’s election in the staggered cycle (e.g., seeking to move from a three-year cycle to a two-year cycle).

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Board Structure

Vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board does not meet the country or market listing exchange independence requirements, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

For companies in Japan, generally follow the Proxy Advisory Firm’s approach to proposals seeking a board structure that would provide greater independence oversight of management and the board.

Board Size

Vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations; however, vote AGAINST if seeking to remove shareholder approval rights or the board fails to meet market independence requirements.

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Director and Officer Indemnification and Liability Protection

Consider on a CASE-BY-CASE basis proposals on director and officer indemnification and liability protection, using Delaware law as the standard.

Vote against proposals to limit or eliminate entirely directors’ and officers’ liability in connection with monetary damages for violating the duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts that are more serious violations of fiduciary obligation, such as negligence.

Director and Officer Indemnification and Liability Protection

Vote in accordance with the Proxy Advisory Firm’s standards (e.g. overly broad provisions).

Discharge of Management/Supervisory Board Members

Vote FOR management proposals seeking the discharge of management and supervisory board members (including when the proposal is bundled), unless concerns are raised about the past actions of the company’s auditors or directors, or legal or regulatory action is being taken against the board by other shareholders.

Vote FOR such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the company or its board.

Establish Board Committee

Vote FOR shareholder proposals that seek creation of a key committee of the board, unless the company claims an exemption of the listing exchange or the committee is not required under the listing exchange.

Vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Filling Board Vacancies / Removal of Directors

Vote AGAINST proposals that allow directors to be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that allow only continuing directors to elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Stock Ownership Requirements

Vote AGAINST such shareholder proposals.

Term Limits / Retirement Age

Vote FOR management proposals and AGAINST shareholder proposals limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors, unless the proposal seeks to relax existing standards.

2-	Compensation

Frequency of Advisory Votes on Executive Compensation

Vote FOR proposals seeking an annual say on pay, and AGAINST those seeking less frequent.

Proposals to Provide an Advisory Vote on Executive Compensation (Canada)

Vote FOR if it is an ANNUAL vote, unless the company already provides shareholders with an annual vote.

Executive Pay Evaluation

Advisory Votes on Executive Compensation (Say on Pay) and Remuneration Reports or Committee Members in Absence of Such Proposals

Vote FOR management proposals seeking ratification of the company’s executive compensation structure, unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Proxy Advisory Firm.

Listed below are examples of compensation practices and provisions, and respective consideration and treatment under the Guidelines, factoring in whether the company has provided reasonable rationale/disclosure for such factors or the proposal as a whole.

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Consider on a CASE-BY-CASE basis:

•	Short-Term Investment Plans where the board has exercised discretion to exclude extraordinary items.
•	Retesting in connection with achievement of performance hurdles.
•	Long-Term Incentive Plans where executives already hold significant equity positions.
•	Long-Term Incentive Plans where the vesting or performance period is too short or stringency of the performance criteria is called into question.
•	Pay Practices (or combination of practices) that appear to have created a misalignment between CEO pay and performance with regard to shareholder value.
•	Long-Term Incentive Plans that lack an appropriate equity component (e.g., “cash-based only”).
•	Excessive levels of discretionary bonuses, recruitment awards, retention awards, non-compete payments, severance/termination payments, perquisites (unreasonable levels in context of total compensation or purpose of the incentive awards or payouts).

Vote AGAINST:

•	Provisions that permit or give the Board sole discretion for repricing, replacement, buy back, exchange, or any other form of alternative options. (Note: cancellation of options would not be considered an exchange unless the cancelled options were re-granted or expressly returned to the plan reserve for reissuance.)
•	Single Trigger Severance Provisions in new or materially amended plans, contracts, or payments that do not require an actual change in control in order to be triggered.
•	Plans that allow named executive officers to have material input into setting their pay.
•	Short-Term Incentive Plans where treatment of payout factors has been inconsistent (e.g., exclusion of losses but not gains).
•	Company plans in international markets that provide for contract or notice periods or severance/termination payments that exceed market practices, e.g., relative to multiple of annual compensation.

•	Compensation structures at externally-managed issuers (EMI) or externally-managed REITs (EMR) that lack adequate disclosure, based on the Proxy Advisory Firm’s assessment.

Vote ABSTAIN:

•	Legacy single trigger severance provisions in plans, contracts, or payments that do not require an actual change in control in order to be triggered, unless such provisions were previously opposed by a Fund.

Golden Parachutes

Vote to ABSTAIN on golden parachutes if it is determined that the Funds would not have an economic interest, such as the case in an all-cash transaction, regardless of payout terms, amounts, thresholds, etc.

However, if an economic interest exists, vote AGAINST due to single or modified-single trigger severance provisions; otherwise consider on a CASE-BY-CASE basis taking into account if any of the following factors exist:

•	Total NEO payout as a percentage of the total equity value.
•	Aggregate of all single-triggered components (cash and equity) as a percentage of the total NEO payout.
•	Excessive payout.
•	Recent material amendments or new agreements that incorporate problematic features.
•	CEO/NEO remains employed by merged/acquired company.

Equity-Based and Other Incentive Plans Including OBRA

Equity Compensation

Consider on a CASE-BY-CASE basis compensation and employee benefit plans, including those in connection with OBRA, or the issuance of shares in connection with such plans. Vote the plan or issuance based on factors and related vote treatment under the Executive Pay Evaluation section above or based on circumstances specific to such equity plans as follows:

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Vote FOR the plan, if:

•	Board independence is the only concern.
•	Amendment places a cap on annual grants.
•	Amendment adopts or changes administrative features to comply with Section 162(m) of OBRA.
•	Amendment adds performance-based goals to comply with Section 162(m) of OBRA.
•	Cash or cash-and-stock bonus components are being approved for exemption from taxes under Section 162(m) of OBRA.
o	Give primary consideration to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Vote AGAINST if the plan:

•	Exceeds recommended costs (U.S. or Canada).
•	Incorporates share allocation disclosure methods that prevent a cost or dilution assessment.
•	Exceeds recommended burn rates and/or dilution limits, including cases in which dilution cannot be fully assessed (e.g., due to inadequate disclosure).
•	Allows deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors.
•	Provides for retirement benefits or equity incentive awards to outside directors if not in line with market practice.
•	Allows financial assistance to executives, directors, subsidiaries, affiliates, or related parties that is not in line with market practice.
•	Allows plan administrators to benefit from the plan as potential recipients.
•	Allows for an overly liberal change in control definition. (This refers to plans that would reward recipients even if the event does not result in an actual change in control or results in a change in control but does not terminate the employment relationship.)
•	Allows for post-employment vesting or exercise of options if deemed inappropriate.
•	Allows plan administrators to make material amendments without shareholder approval.

•	Allows procedure amendments that do not preserve shareholder approval rights.

Amendment Procedures for Equity Compensation Plans and Employee Stock Purchase Plans (ESPPs) (Toronto Stock Exchange Issuers)

Vote AGAINST if the amendment procedures do not preserve shareholder approval rights.

Stock Option Plans for Independent Internal Statutory Auditors (Japan)

Vote AGAINST.

Matching Share Plans

Vote AGAINST if the matching share plan does not meet recommended standards, considering holding period, discounts, dilution, participation, purchase price, or performance criteria.

Employee Stock Purchase Plans or Capital Issuance in Support Thereof

Voting decisions are generally based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Director Compensation

Non-Executive Director Compensation

Vote FOR cash-based proposals.

Consider on a CASE-BY-CASE basis equity-based proposals and patterns of excessive pay.

Bonus Payments (Japan)

Vote FOR if all payments are for directors or auditors who have served as executives of the company, and AGAINST if any payments are for outsiders.

Bonus Payments – Scandals

Vote AGAINST bonus proposals for a retiring director or continuing director or auditor when culpability can be attributed to the nominee.

Consider on a CASE-BY-CASE basis bundled bonus proposals for retiring directors or continuing directors or auditors when culpability cannot be attributed to all nominees.

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Severance Agreements

Vesting of Equity Awards upon Change in Control

Vote FOR management proposals seeking a specific treatment (e.g., double trigger or pro-rata) of equity that vests upon change in control, unless evidence exists of abuse in historical compensation practices.

Vote AGAINST shareholder proposals regarding the treatment of equity if:

•	The change in control cash severance provisions are double-triggered; and
•	The company has provided a reasonable rationale regarding the treatment of equity.

Executive Severance or Termination Arrangements, including those Related to Executive Recruitment or Retention

Vote FOR such compensation arrangements if:

•	The primary concerns raised would not result in a negative vote, under these Guidelines, on a management say on pay proposal, or the relevant board or committee member(s);
•	The company has provided adequate rationale and/or disclosure; or
•	Support is recommended as a condition to a major transaction such as a merger.

Treatment of Cash Severance Provisions

Vote AGAINST new or materially amended plans, contracts, or payments that include single trigger change in control cash severance provisions or do not require an actual change in control in order to be triggered.

Vote FOR shareholder proposals seeking double triggers on change in control cash severance provisions.

Compensation-Related Shareholder Proposals

Executive and Director Compensation

Vote AGAINST shareholder proposals that seek to impose new compensation structures or policies; however, consider on a CASE-BY-CASE basis if evidence exists of abuse in historical compensation practices.

Holding Periods

Vote AGAINST shareholder proposals requiring mandatory periods for officers and directors to hold company stock.

Submit Severance and Termination Payments for Shareholder Ratification

Vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, supplemental executive retirement plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

3-	Audit-Related

Auditor Ratification and/or Remuneration

Vote FOR management proposals except in such cases as indicated below.

Consider on a CASE-BY-CASE basis if:

•	The Proxy Advisory Firm raises questions of disclosure or auditor independence; or
•	Total fees for non-audit services exceed 50 percent of the total auditor fees (including audit-related fees, and tax compliance and preparation fees if applicable).
•	There is evidence of excessive compensation relative to the size and nature of the company.

Vote AGAINST if the company has failed to disclose auditors’ fees.

Vote FOR shareholder proposals asking the company to present its auditor annually for ratification.

Auditor Independence

Consider on a CASE-BY-CASE basis shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

Audit Firm Rotation

Vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

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Indemnification of Auditors

Vote AGAINST the indemnification of auditors.

Independent Statutory Auditors (Japan)

Vote AGAINST if the candidate is or was affiliated with the company, its main bank, or one of its top shareholders.

Vote AGAINST incumbent directors at companies implicated in scandals or exhibiting poor internal controls.

Vote FOR remuneration as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

4-	Shareholder Rights and Defenses

Advance Notice for Shareholder Proposals

Vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the company.

Corporate Documents / Article and Bylaw Amendments or Related Director Actions

Vote FOR if the change or policy is editorial in nature or if shareholder rights are protected.

Vote AGAINST if it seeks to impose a negative impact on shareholder rights or diminishes accountability to shareholders, including where the company failed to opt out of a law that affects shareholder rights (e.g., staggered board).

With respect to article amendments for Japanese companies:

•	Vote FOR management proposals to amend a company’s articles to expand its business lines in line with its current industry.
•	Vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.
•	If anti-takeover concerns exist, vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.
•	Follow the Proxy Advisory Firm’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Majority Voting Standard

Vote FOR proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, provided they contain a plurality carve-out for contested elections, and provided such standard does not conflict with applicable law in the country in which the company is incorporated.

Vote FOR amendments to corporate documents or other actions promoting a majority standard.

Cumulative Voting

Vote FOR shareholder proposals to restore or permit cumulative voting.

Vote AGAINST management proposals to eliminate cumulative voting if the company:

•	Is controlled;
•	Maintains a classified board of directors; or
•	Maintains a dual class voting structure.

Proposals may be supported irrespective of classified board status if a company plans to declassify its board or adopt a majority voting standard.

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Confidential Voting

Vote FOR management proposals to adopt confidential voting.

Vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•	In the case of a contested election, management should be permitted to request that the dissident group honors its confidential voting policy.
•	If the dissidents agree, the policy remains in place.
•	If the dissidents do not agree, the confidential voting policy is waived.

Fair Price Provisions

Consider proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Poison Pills

Vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that can be reasonably construed as an anti-takeover measure, based on the Proxy Advisory Firm’s approach to evaluating such proposals.

DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations.

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless:

•	Shareholders have approved adoption of the plan;
•	A policy has already been implemented by the company that should reasonably prevent abusive use of the pill; or
•	The board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Consider on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Proxy Access

Vote FOR proposals to allow shareholders to nominate directors and have those nominees listed in the company’s proxy statement and on the company’s proxy card, provided that the criteria meet the Funds’ internal thresholds, provided such standard does not conflict with applicable law in the country in which the company is incorporated. However, consider on a CASE-BY-CASE basis shareholder and management proposals that appear on the same agenda.

Vote FOR management proposals also supported by the Proxy Advisory Firm.

Quorum Requirements

Consider on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Exclusive Forum

Vote FOR management proposals to designate Delaware or New York as the exclusive forum for certain legal actions as defined by the company (“Exclusive Forum”) if the company’s state of incorporation is the same as its proposed Exclusive Forum, otherwise consider on a CASE-BY-CASE basis.

Reincorporation Proposals

Consider proposals to change a company’s state of incorporation on a CASE-BY-CASE basis.

Vote FOR management proposals not assessed as:

•	A potential takeover defense; or
•	A significant reduction of minority shareholder rights that outweigh the aggregate positive impact, but if so assessed, weighing management’s rationale for the change.

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Vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.

Vote AGAINST shareholder reincorporation proposals not also supported by the company.

Shareholder Advisory Committees

Consider on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Right to Call Special Meetings

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis.

Vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when any of the following applies:

•	Company does not currently permit shareholders to do so;
•	Existing ownership threshold is greater than 25 percent; or
•	Sole concern relates to a net-long position requirement.

Written Consent

Vote AGAINST shareholder proposals seeking the right to act by written consent if the company:

•	Permits shareholders to call special meetings;
•	Does not impose supermajority vote requirements on business combinations/actions (e.g., a merger or acquisition) and on bylaw or charter amendments; and
•	Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, voting FOR if the above conditions are present.

Vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

State Takeover Statutes

Consider on a CASE-BY-CASE basis proposals to opt-in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Supermajority Shareholder Vote Requirement

Vote AGAINST proposals to require a supermajority shareholder vote and FOR proposals to lower supermajority shareholder vote requirements; except,

Consider on a CASE-BY-CASE basis if the company has shareholder(s) with significant ownership levels and the retention of existing supermajority requirements would protect minority shareholder interests.

Time-Phased Voting

Vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

5-	Capital and Restructuring

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendation, unless a contrary recommendation from the relevant Investment Professional(s) is utilized.

Vote AGAINST proposals authorizing excessive discretion to a board.

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Capital

Common Stock Authorization

Consider proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis. The Proxy Advisory Firm’s proprietary approach of determining appropriate thresholds will be utilized in evaluating such proposals. In cases where the requests are above the allowable threshold, a company-specific qualitative review (e.g., considering rationale and prudent historical usage) will be utilized.

Vote FOR proposals within the Proxy Advisory Firm’s allowable thresholds, or those in excess but meeting Proxy Advisory Firm’s qualitative standards, to authorize capital increases, unless the company states that the stock may be used as a takeover defense.

Vote FOR proposals to authorize capital increases exceeding the Proxy Advisory Firm’s thresholds when a company’s shares are in danger of being delisted.

Notwithstanding the above, vote AGAINST:

•	Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines (e.g., merger or acquisition proposals).

Dual Class Capital Structures

Vote AGAINST:

•	Proposals to create or perpetuate dual class capital structures with unequal voting rights (e.g., exchange offers, conversions, and recapitalizations) unless supported by the Proxy Advisory Firm (e.g., utilize a one share, one vote standard, contains a sunset provision of five years or fewer, to avert bankruptcy or generate non-dilutive financing, or not designed to increase the voting power of an insider or significant shareholder).
•	Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

Vote FOR proposals to eliminate dual class capital structures.

General Share Issuances / Increases in Authorized Capital

Consider specific issuance requests on a Case-by-Case basis based on the proposed use and the company’s rationale.

Voting decisions to determine support for requests for general issuances (with or without preemptive rights), authorized capital increases, convertible bonds issuances, warrants issuances, or related requests to repurchase and reissue shares, will be based on the Proxy Advisory Firm’s assessment.

Preemptive Rights

Consider on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock, unless doing so raises other concerns not otherwise supported under these Guidelines.

Preferred Stock

Utilize the Proxy Advisory Firm's approach for evaluating issuances or authorizations of preferred stock, taking into account the Proxy Advisory Firm's support of special circumstances, such as mergers or acquisitions, as well as the following criteria:

Consider on a CASE-BY-CASE basis proposals to increase the number of shares of blank check preferred shares or preferred stock authorized for issuance. This approach incorporates both qualitative and quantitative measures, including a review of:

•	Past performance (e.g., board governance, shareholder returns, and historical share usage); and
•	The current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Proxy Advisory Firm’s model for assessing appropriate thresholds).

Vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

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Vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or not utilize a disparate voting rights structure.

Vote AGAINST where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense.

Vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Preferred Stock (International)

Voting decisions should generally be based on the Proxy Advisory Firm’s approach, including:

•	Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
•	Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Proxy Advisory Firm’s guidelines on equity issuance requests.
•	Vote AGAINST the creation of:

(1) A new class of preference shares that would carry superior voting rights to the common shares, or

(2) Blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote FOR shareholder proposals requesting to have shareholder ratification of blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.

Vote FOR management proposals to cancel repurchased shares.

Vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, giving primary consideration to input from the relevant Investment Professional(s).

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Proxy Advisory Firm’s allowable thresholds.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split, taking into account management’s rationale and/or disclosure if the split constitutes a capital increase effectively exceeding the Proxy Advisory Firm’s allowable threshold due to the lack of a proportionate reduction in the number of shares authorized.

Allocation of Income and Dividends

With respect to Japanese and South Korean companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendations to oppose such proposals when:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company’s financial position.

Vote FOR such management proposals by companies in other markets.

Vote AGAINST proposals where companies are seeking to establish or maintain disparate dividend distributions between stockholders of the same share class (e.g., long-term stockholders receiving a higher dividend ratio (“Loyalty Dividends”)).

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In any market, in the event multiple proposals regarding dividends are on the same agenda, consider on a CASE-BY-CASE basis.

Stock (Scrip) Dividend Alternatives

Vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Tracking Stock

Consider the creation of tracking stock on a CASE-BY-CASE basis, giving primary consideration to the input from the relevant Investment Professional(s).

Capitalization of Reserves

Vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Proxy Advisory Firm.

Debt Instruments and Issuance Requests (International)

Vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).

Vote FOR debt issuances for companies when the gearing level (current debt-to-equity ratio) is not excessive as defined by the Proxy Advisory Firm’s thresholds.

Vote AGAINST proposals where the issuance of debt will result in an excessive gearing level as defined by the Proxy Advisory Firm’s thresholds, or for which inadequate disclosure precludes calculation of the gearing level, unless the Proxy Advisory Firm’s approach to evaluating such requests results in support of the proposal.

Acceptance of Deposits (India)

Voting decisions generally are based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Debt Restructurings

Consider on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Financing Plans

Vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Investment of Company Reserves (International)

Consider proposals on a case-by-case basis.

Restructuring

Mergers and Acquisitions, Special Purpose Acquisition Corporations (SPACs) and Corporate Restructurings

Vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is recommended by the Proxy Advisory Firm or relevant Investment Professional(s).

Votes will be reviewed on a case-by-case basis with voting decisions based on the Proxy Advisory Firm’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Waiver on Tender-Bid Requirement

Consider proposals on a CASE-BY-CASE basis if seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

Related Party Transactions

Vote FOR approval of such transactions, unless the agreement requests a strategic move outside the company’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director or related party independence.

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6-	Environmental, Social, and Governance Issues

Environmental and Social Proposals

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on environmental and social issues. Such matters may include:

•	Ensuring that the companies they oversee comply with applicable legal, regulatory, and ethical standards;
•	Managing risk effectively; and
•	Assessing and addressing matters that may have a financial impact on shareholder value.

Vote AGAINST shareholder proposals seeking to:

•	Dictate corporate conduct;
•	Impose excessive costs or restrictions; or
•	Duplicate policies already substantially in place.

Shareholder proposals will be considered CASE-BY-CASE if it appears that the

•	Information requested would be helpful to shareholders, and is not duplicative to existing disclosed policies or practices;
•	Company has been subject to significant controversies, litigation, fines, or has suffered punitive damages, penalties, or reputational risk in connection with the relevant issue; or
•	Issue is material to the company.

Vote FOR shareholder proposals if it appears that:

•	Stewardship has fallen short or disclosure practices / policy development lags that of its peers.

Approval of Donations

Vote FOR proposals if they are for single- or multi-year authorities and prior disclosure of amounts is provided. Otherwise, vote AGAINST such proposals.

7-	Routine/Miscellaneous

Routine Management Proposals

Consider proposals on a CASE-BY-CASE basis when the Proxy Advisory Firm recommends voting AGAINST.

Authority to Call Shareholder Meetings on Less than 21 Days’ Notice

For companies in the United Kingdom, consider on a CASE-BY-CASE basis, factoring in whether the company has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Approval of Financial Statements and Director and Auditor Reports

Vote AGAINST if there are concerns regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.

Consider on a CASE-BY-CASE basis if there are other concerns regarding severance/termination payments.

Vote AGAINST if there is concern about the company’s financial accounts and reporting, including related party transactions.

Vote AGAINST board-issued reports receiving a negative recommendation from the Proxy Advisory Firm due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.

Vote FOR if the only reason for a negative recommendation by the Proxy Advisory Firm is to express disapproval of broader practices of the company or its board.

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Revision Date: September 11, 2020

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Other Business

Vote AGAINST proposals for Other Business.

Adjournment

•	Vote FOR when presented with a primary proposal such as a merger or corporate restructuring that is also supported.
•	Vote AGAINST when not presented with a primary proposal, such as a merger, and a proposal on the ballot is being opposed.
•	Consider other circumstances on a CASE-BY-CASE basis.

Changing Corporate Name

Vote FOR management proposals requesting a change in corporate name.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that:

•	Support for a single proposal is not operationally required;
•	No one proposal is deemed superior in the interest of the Fund(s); and
•	Each proposal would otherwise be supported under these Guidelines.

Vote AGAINST any proposals that would otherwise be opposed under these Guidelines.

Bundled Proposals

Vote FOR if all of the bundled items are supported by these Guidelines.

Consider on a CASE-BY-CASE basis if one or more items are not supported by these Guidelines and/or the Proxy Advisory Firm deems the negative impact, on balance, to outweigh any positive impact.

Moot Proposals

This instruction is in regard to items for which support has become moot (e.g., a director for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment)); WITHHOLD support if recommended by the Proxy Advisory Firm.

8-	Mutual Fund Proxies

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Hire and Terminate Sub-Advisors

Vote FOR management proposals that authorize the board to hire and terminate sub-advisors.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Vote AGAINST shareholder proposals for the establishment of a director ownership requirement. All other matters should be examined on a CASE-BY-CASE basis.

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Revision Date: September 11, 2020

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Exhibit 1 – Voting Members of the Proxy Group

Name	Title or Affiliation
Kevin M. Gleason	Senior Vice President and Chief Compliance Officer of the Voya Family of Funds
Jason Kadavy	Vice President, Reporting, Fund Accounting, Voya Investments, LLC
Todd Modic	Senior Vice President, Voya Funds Services, LLC and Voya Investments, LLC; and Chief Financial Officer of the Voya Family of Funds
Maria Anderson	Vice President, Fund Compliance, Voya Funds Services, LLC
Sara Donaldson	Proxy Coordinator for the Voya Family of Funds and Vice President, Investment Stewardship, Voya Funds Services, LLC
Harley Eisner	Vice President, Financial Analysis, Voya Funds Services, LLC
Andrew Schlueter	Vice President, Mutual Funds Operations, Voya Funds Services LLC
Joanne Osberg, Esq.	Vice President and Senior Counsel, Voya Funds Services, LLC
Jonathan Nash*	Senior Vice President Risk Management, Voya Investments, LLC

Effective as of August 21, 2020

*Non-voting member

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Revision Date: September 11, 2020

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Management. The following individuals share responsibility for the day-to-day management of the Trust’s portfolio:

Jeff Bakalar is senior managing director, group head and chief investment officer of the Voya Investment Management senior loan group. He is chairman of the group’s investment committee. Jeff is currently a member of the board of directors of the Loan Syndications and Trading Association. Jeff earned an MBA from DePaul University.

Chuck LeMieux  is a senior vice president, portfolio manager in the senior loan group at Voya Investment Management. Chuck serves as the portfolio manager for U.S. mutual funds and offshore commingled funds, and is a proxy voting member of the group’s investment committee. Prior to joining Voya, Chuck was an assistant treasurer for a major Arizona power and water utility and also worked in a variety of business and investment positions in the chemicals and global mining industries. Chuck earned his MBA from the University of Arizona and is a CFA® Charterholder.

(a)(2V-iii) Other Accounts Managed

The following table show the number of accounts and total assets in the accounts managed by the portfolio managers of the Sub-Adviser as of February 28, 2021, unless otherwise indicated.

Voya Prime Rate Trust (PPR)

	Mutual Funds Registered Investment Companies		Other Pool Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jeff Bakalar	3	$1,272,728,310	81	$3,967,074,563	12	$2,130,597,080
Chuck LeMieux	4	$3,745,957,770	2	$1,368,868,926	0	$0

(a)(2)(iv) Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Trust. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Trust. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, VIM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above. Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Trust.

(a)(3) Compensation

Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya IM performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a predefined set of Voya IM sub-advised funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.

Voya IM has a defined index (the Standard & Poor's LSTA Leveraged Loan Index) set performance goals to appropriately reflect requirements for the investment team. The measures for each team re outlined on a "scorecard" that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three- and five-year periods; year -to-date net cash flow (changes in the accounts' net assets not attributable to changes in the value of the accounts' investments) and revenue growth for all accounts managed by the team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards. Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow and 5% revenue growth).

Voya IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised funds, each subject to a three-year cliff-vesting schedule.

If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

(a)(4) Ownership of Securities

The following table shows the dollar range of shares of the Trust owned by each team member as of February 28, 2021, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Ownership:

Portfolio Manager	Dollar Range of Trust Shares Owned
Jeff Bakalar	$10,001 - $50,000
Chuck LeMieux	$10,001 - $50,000

(b) None.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period*	Total Number of Shares (or Units) Purchased	Average Monthly Price Paid Per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Mar 1-31, 2020	0	$0.00	0	0
April 1-30, 2020	0	$0.00	0	14,778,769
May 1-31, 2020	446,266	$3.94	446,266	14,332,503
June 1-30, 2020	828,329	$4.09	828,329	13,504,174
July 1-31, 2020	797,040	$4.24	797,040	12,707,134
Aug 1-31, 2020	308,773	$4.41	308,773	12,398,361
Sept 1-30, 2020	371,059	$4.47	371,059	12,027,302
Oct 1-31, 2020	529,854	$4.38	529,854	11,497,448
Nov 1-30, 2020	605,838	$4.32	605,838	10,891,610
Dec 1-31, 2020	0	$0.00	0	10,891,610
Jan 1-31, 2021	29,300	$4.54	29,300	10,862,310
Feb 1-28, 2021	453,190	$4.54	453,190	10,409,120
Total	4,369,649		4,369,649

*The Registrants repurchase program, which authorized the repurchase of 14,778,769 shares, was announced on March 13,2020. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Bank of New York Mellon serves as the securities lending agent. As the securities lending agent, The Bank of New York Mellon administers the securities lending program.

The following table provides the dollar amounts of income and fees/compensation related to the securities lending activities of the Trust for its most recent fiscal year. There are no fees paid to the securities lending agent for cash collateral management services, administrative fees, indemnification fees, or other fees.

Trust	Gross securities lending income	Fees paid to securities lending agent from revenue split	Positive Rebate	Negative Rebate	Net Rebate	Total Aggregate fees/compensation paid to securities lending agent or broker	Net Securities Income
Prime Rate Trust	None	None	None	None	None	None	None

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Prime Rate Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: May 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: May 6, 2021

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: May 6, 2021